SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): May 19, 2005


                             RADIOSHACK CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                 1-5571                     75-1047710
     (State or other           (Commission                (I.R.S. Employer
     jurisdiction of           File Number)              Identification No.)
      incorporation)

Mail Stop CF3-203, 300 RadioShack Circle, Fort Worth, Texas     76102
         (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (817) 415-3011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|      Written communications pursuant to Rule 425 under the Securities Act

|_|      Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.     Entry into a Material Definitive Agreement.

     On May 19, 2005, Mark C. Hill was promoted from Senior Vice President - Chief Administrative Officer, Corporate Secretary and General Counsel of RadioShack Corporation ("RadioShack") to Senior Vice President - Chief Corporate Development Officer. In connection with this promotion, the Management Development and Compensation Committee (the "Compensation Committee") of RadioShack's Board of Directors increased Mr. Hill's base salary for the remainder of calendar year 2005 from $352,148 to $400,000.

     On May 19, 2005, the Board of Directors approved an amendment to RadioShack's 1997 Incentive Stock Plan, 1999 Incentive Stock Plan, and 2001 Incentive Stock Plan (collectively, the "ISPs"), as well as an amendment to RadioShack's 2004 Deferred Stock Unit Plan for Non-Employee Directors (the "DSU Plan" and, together with the ISPs, the "Plans"). The ISPs were amended to provide that, as of the date of a director's termination of service with the Board of Directors other than for Cause (as defined in the ISPs), all of the director's unvested stock options will immediately vest as of such date, and the director's stock options will be exercisable until the earlier of the expiration date of the particular option grant or the third anniversary of such termination of the director's service. The DSU Plan was amended to provide that, as of the date of a director's termination of service with the Board of Directors, all of the director's unvested deferred stock units will immediately vest as of such date. Copies of the amended and restated Plans are attached as Exhibits 10.1 through 10.4, respectively.

     The Board's actions regarding these amendments to the Plans caused the extension of the exercise date and the acceleration of the vesting of all RadioShack stock options of Lawrence Jackson, who ceased serving as a RadioShack director on May 19, 2005. As of May 19, 2005, Mr. Jackson had stock options to acquire an aggregate of 68,000 options of RadioShack common stock. Prior to the Board's actions, Mr. Jackson's options would have expired three months following the end of his term as a director. As a result of the Board's actions, Mr. Jackson's options will be exercisable until the earlier of the expiration date of the particular option grant or May 19, 2008, and an aggregate of 16,001 previously unvested options became fully vested on May 19, 2005. Furthermore, the Board's actions accelerated the vesting of all of Mr. Jackson's deferred stock units that had been awarded under the DSU Plan. As a result of the Compensation Committee's action, 3,500 of Mr. Jackson's previously unvested deferred stock units became fully vested on May 19, 2005.

Item 9.01.     Financial Statements and Exhibits.

Exhibit No.

10.1           Amended and Restated RadioShack Corporation 1997 Incentive Stock
               Plan.

10.2           Amended and Restated RadioShack Corporation 1999 Incentive Stock
               Plan.

10.3           Amended and Restated RadioShack Corporation 2001 Incentive Stock
               Plan.

10.4 Amended and Restated RadioShack Corporation 2004 Deferred Stock Unit Plan for Non-Employee Directors.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 24rd day of May, 2005.

                                            RADIOSHACK CORPORATION


                                       /s/  David S. Goldberg
                                       -----------------------------------------
                                       David S. Goldberg
                                       Vice President - Law, Corporate Secretary
                                       and Acting General Counsel

                                  EXHIBIT INDEX

Exhibit No.

10.1           Amended and Restated RadioShack Corporation 1997 Incentive Stock
               Plan.

10.2           Amended and Restated RadioShack Corporation 1999 Incentive Stock
               Plan.

10.3           Amended and Restated RadioShack Corporation 2001 Incentive Stock
               Plan.

10.4 Amended and Restated RadioShack Corporation 2004 Deferred Stock Unit Plan for Non-Employee Directors.

                                                                    Exhibit 10.1

                             RADIOSHACK CORPORATION
                            1997 INCENTIVE STOCK PLAN
                              (includes Directors)
                   as amended May 15, 1997, February 24, 1998,
                July 21, 2001, February 21, 2002, May 15, 2003,
                         May 20, 2004 and May 19, 2005

     1.   Purpose.

     The purpose of this Plan is to strengthen RadioShack Corporation (the "Company") by providing an incentive to its Eligible Employees (as hereinafter defined), and directors and thereby encouraging them to devote their abilities and industry to the success of the Company's business enterprise. It is intended that this purpose be achieved by extending to, Eligible Employees of the Company and its subsidiaries and to Eligible Directors an added long-term incentive for high levels of performance and unusual efforts through the grant of Incentive Stock Options, Nonqualified Stock Options and Restricted Stock (as each term is hereinafter defined).

     2.   Definitions.

     For purposes of the Plan:

     2.1 "Adjusted Fair Market Value" means, in the event of a Change in Control, the greater of (i) the highest price per Share paid to holders of the Shares in any transaction (or series of transactions) constituting or resulting in a Change in Control or (ii) the highest Fair Market Value of a Share during the ninety (90) day period ending on the date of a Change in Control.

     2.2 "Agreement" means the written agreement between the Company and an Optionee or Grantee evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

     2.3 "Award" means a grant of Restricted Stock, a Stock Appreciation Right, a Performance Award or any or all of them.

     2.4  "Board" means the Board of Directors of the Company.

     2.5 "Cause" means the commission of an act of fraud or intentional misrepresentation or an act of embezzlement, misappropriation or conversion of assets or opportunities of the Company or any Subsidiary.

     2.6 "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

          2.7 A "Change in Control" shall mean the occurrence during the term of the Plan and during the term of any Option issued under the Plan of:

     (a) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of fifteen percent (15%) or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Voting Securities which are acquired in a Non-Control Acquisition (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control.


     A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Subsidiary"), (ii) the Company or its Subsidiaries, or (iii) any Person in connection with a Non-Control Transaction (as hereinafter defined);


     (b) The individuals who, as of June 1, 2004, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or


          (c) The consummation of:

     (i) A merger, consolidation, reorganization or other business combination with or into the Company or in which securities of the Company are issued, unless


     (A) the stockholders of the Company, immediately before such merger, consolidation, reorganization or other business combination, own directly or indirectly immediately following such merger, consolidation, reorganization or other business combination, at least sixty percent (60%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation, reorganization or other business combination (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation, reorganization or other business combination,


     (B) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation, reorganization or other business combination constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, or a corporation beneficially directly or indirectly owning a majority of the combined voting power of the outstanding voting securities of the Surviving Corporation, or


     (C) no Person other than (i) the Company, (ii) any Subsidiary, (iii) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such merger, consolidation, reorganization or other business combination was maintained by the Company, the Surviving Corporation, or any Subsidiary, or (iv) any Person who, immediately prior to such merger, consolidation, reorganization or other business combination had Beneficial Ownership of fifteen percent (15%) or more of the then outstanding Voting Securities, has Beneficial Ownership of fifteen percent (15%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities, and



                   A transaction described in clauses (A) through (C) shall herein be referred to as a "Non-Control Transaction."



                   (ii) A complete liquidation or dissolution of the Company; or

                   (iii) The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than (i) any such sale or disposition that results in at least fifty percent (50%) of the Company's assets being owned by one or more subsidiaries or (ii) a distribution to the Company's stockholders of the stock of a subsidiary or any other assets).



     Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Voting Securities (X) as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this subsection (X)) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur, or (Y) and such Subject Person (1) within fourteen
     (14) Business Days (or such greater period of time as may be determined by action of the Board) after such Subject Person would otherwise have caused a Change in Control (but for the operation of this clause (Y)), such Subject Person notifies the Board that such Subject Person did so inadvertently, and (2) within seven (7) Business Days after such notification (or such greater period of time as may be determined by action of the Board), such Subject Person divests itself of a sufficient number of Voting Securities so that such Subject Person is no longer the Beneficial Owner of more than the permitted amount of the outstanding Voting Securities.


     2.8  "Code" means the Internal Revenue Code of 1986, as amended.

     2.9 "Committee" means a committee of the Board consisting of at least two (2) members, all of who are Disinterested Directors appointed by the Board to administer the Plan and to perform the functions set forth herein.

     2.10 "Company" means RadioShack Corporation, a Delaware Corporation.

     2.11 "Director Option" means an Option granted pursuant to Section 5.

     2.12 "Disability" means the suffering from a physical or mental condition which, in the opinion of the Committee based upon appropriate medical advice and examination and in accordance with rules applied uniformly to all employees of the Company, totally and permanently prevents the Grantee or Optionee, as the case may be, from performing the customary duties of his or her regular job with the Company.

     2.13 "Disinterested Director" means a director of the Company who is both a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act, and a "Outside Director" within the meaning of Section 162(m) of the Code.

     2.14 "Division" means any of the operating units or divisions of the Company.

     2.15 "Eligible Employee" means any officer or other key employee or consultant or advisor of the Company or a Subsidiary designated by the Committee as eligible to receive Options or Awards subject to the conditions set forth herein.

     2.16 "Eligible Director" means a director of the Company who is not an employee at the time of grant of the Company or any Subsidiary.

     2.17 "Employee Option" means an Option granted pursuant to Section 6.

     2.18 "Exchange Act" means the Securities Exchange Act of 1934, as  amended.

     2.19 "Fair Market Value" on any date means the average of the high and low sales prices of the Shares on such date on the principal national securities exchange on which such Shares are listed or admitted to trading, or if such Shares are not so listed or admitted to trading, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Shares on such date, the Fair Market Value shall be the value established by the Board in good faith and, in the case of an Incentive Stock Option, in accordance with Section 422 of the Code.

     2.20 "Grantee" means a person to whom an Award has been granted under the Plan.

     2.21 "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

     2.22 "93 ISP" means  the RadioShack Corporation 1993 Incentive Stock Plan.

     2.23 "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

     2.24 "Option" means a Employee Option, a Director Option, or either or both of them.

     2.25 "Optionee" means a person to whom an Option has been granted under the Plan.

     2.26 "Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

     2.27 "Performance Awards" means Performance Units, Performance Shares or either or both of them.

     2.28 "Performance Cycle" means the time period specified by the Committee at the time a Performance Award is granted during which the performance of the Company, a Subsidiary or a Division will be measured.

     2.29 "Performance Shares" means Shares issued or transferred to an Eligible Employee under Section 10.

     2.30 "Performance Unit" means Performance Units granted to an Eligible Employee under Section 10.

     2.31 "Plan or 97 ISP" means the RadioShack Corporation 1997 Incentive Stock Plan.

     2.32 "Restricted Stock" means Shares issued or transferred to an Eligible Employee pursuant to Section 9.

     2.33 "Retirement" means termination of service as a Director under circumstances entitling the Director to a retirement benefit under the Company's Directors Special Compensation Plan.

     2.34 "Stock Appreciation Right" means a right to receive all or some portion of the increase in the value of the Shares as provided in Section 8.

     2.35 "Shares" means the common stock, par value $1.00 per share, of the Company.

     2.36 "Subsidiary" means any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company.

     2.37 "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

     2.38 "Ten-Percent Stockholder" means an Eligible Employee, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

     3.   Administration.

     3.1 The Plan shall be administered by the Committee which shall hold meetings at such times as may be necessary for the proper administration of the Plan. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiation for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

     3.2 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

          (a) determine those individuals to whom Employee Options shall be granted under the Plan and the number of Incentive Stock Options and/or Nonqualified Stock Options to be granted to each Eligible Employee and to prescribe the terms and conditions (which need not be identical) of each Employee Option, including the purchase price per Share subject to each Employee Option, and make any amendment or modification to any Agreement consistent with the terms of the Plan; and

          (b) select those Eligible Employees to whom Awards shall be granted under the Plan and to determine the number of Shares of Restricted Stock to be granted pursuant to each Award, the terms and conditions of each Award, and make any amendment or modification to any Agreement consistent with the terms of the Plan.

          (c) grant, notwithstanding the provisions of Section 9.4 to the contrary, Shares to Eligible Employees, that are the subject of Options and Awards that in the aggregate do not exceed 500,000 upon such terms and conditions as may be determined by the Committee in its sole and absolute discretion.

     3.3 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time:

          (a) to construe and interpret the Plan and the Options and Awards granted thereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable to make the Plan fully effective, and all decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees and Grantees and all other persons having any interest therein;

          (b) to determine the duration and purposes for leaves of absence which may be granted to an Optionee or Grantee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

          (c) to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

          (d) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

     3.4 During any calendar year, no Eligible Employee may be granted Options and Awards in the aggregate in respect of more than 1,000,000 Shares.

     4.   Stock Subject to the Plan.

     4.1 The maximum number of Shares that may be made the subject of Options and Awards granted under the Plan is 11,000,000. Upon a Change in Capitalization the maximum number of Shares shall be adjusted in number and kind pursuant to
Section 12. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

     4.2 Upon the granting of an Option or an Award, the number of Shares available under Section 4.1 for the granting of further Options and Awards shall be reduced by the number of Shares in respect of which the Option or Award is granted or denominated.

     4.3 Whenever any outstanding Option or Award or portion thereof expires, is canceled or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option or Award, the Shares allocable to the expired, canceled or otherwise terminated portion of the Option or Award may again be the subject of Options or Awards granted hereunder.

     5.   Director Plans.

     5A.  Option Grants to Eligible Directors.

     5A.1 Annual Grant. Subject to the provisions of Section 5C. hereof, each Eligible Director, who has served one year or more on the date of grant, shall be granted Director Options on the first trading day of September of each year the Plan is in effect and Director Options under the 93 ISP are no longer available for grant to such Directors or any one of them, as the case maybe. Each Director Option granted shall be in respect of 16,000 Shares. The purchase price of each Director Option shall be as provided in Section 5A.3 and such Options shall be evidenced by an Agreement containing such other terms and conditions not inconsistent with the provisions of this Plan as determined by the Board; provided, however, that such terms shall not vary the timing of awards of Director Options, including provisions dealing with forfeiture or termination of such Director Options, and further such terms may not provide for a modification of a Director Option and the grant of new Director Option in substitution for them which results in a Purchase Price (as defined in Section 5A.3 hereof) that is lower than the Purchase Price of the originally issued Director Option until authorized by the shareholders of the Corporation.

     5A.2 One Time Grant. Subject to the Provisions of Section 5C. hereof, each newly appointed or elected Eligible Director who has not previously received a one-time grant under the 93 ISP or hereunder, shall be granted an option on the date the Eligible Director attends his or her first Company Board meeting. Each Director Option granted under this section shall be in respect of 20,000 Shares. The purchase price of each Director Option shall be as provided in Section 5A.3 and such Options shall be evidenced by an Agreement containing such other terms and conditions not inconsistent with the provisions of this Plan as determined by the Board; provided, however, that such terms shall not vary the timing of awards of Director Options, including provisions dealing with forfeiture or termination of such Director Options.

     5A.3 Purchase Price. The purchase price for Shares under each Director Option shall be equal to 100% of the Fair Market Value of such Shares on the trading date immediately preceding the date of grant.

     5A.4 Vesting. Subject to Section 7.4, each Director Option shall become exercisable with respect to one third (1/3) of the Shares subject thereto effective as of each of the first, second and third annual anniversaries of the grant date; provided, however, that the Optionee continues to serve as a Director as of such dates. Notwithstanding the foregoing, if a Director's service terminates for any reason other than for Cause, all Director Options then held by the Director shall be fully vested on the date of such termination of service.

     5A.5 Duration. Each Director Option shall terminate on the date which is the tenth annual anniversary of the grant date, unless terminated earlier as follows:

          (a) If an Optionee's service as a Director terminates for any reason other than Cause, the Optionee (or, in the event of death of the Optionee, the person or persons to whom such rights under the Option shall pass by will, or by the laws of descent or distribution) may, for a period of three (3) years after such termination, exercise his or her Option, after which time the Option shall automatically terminate in full.

          (b) If an Optionee's service as a Director terminates for Cause, the Option granted to the Optionee hereunder shall immediately terminate in full and no rights thereunder may be exercised.




5B.  Stock Purchase for Director Retainer Fees.

     5B.1 Election to Participate.

               (a) Initial Year Election. Each Eligible Director may participate in this Section 5B. by filing an election to participate with the Company Secretary (the "Initial Year Election") at any time following his or her appointment or election. An Initial Year Election shall become effective with respect to the Eligible Director's retainer fees payable to him or her under the Eligible Director compensation plan in respect of each calendar month commencing with the first calendar month commencing after the receipt of the Initial Year Election by the Company Secretary and ending the subsequent December 31. An Eligible Director may, pursuant to an Initial Year Election, participate in this
Section 5B. only at either a 50% or 100% level and may not change his or her level of participation except as provided in Section 5B.1 (b) below.

               (b) Annual Election. Each Eligible Director may, prior to December 31 of any year, elect to participate (or cease to participate) or change his or her level of participation in this Section 5B. (an "Annual Election"). An Annual Election shall become effective with respect to the Eligible Director's retainer fees payable to him or her under the Eligible Director compensation plan in respect of the year commencing on January 1 next subsequent to the receipt of the Annual Election by the Company Secretary and shall continue for subsequent years unless changed pursuant to this Section
5B.1 (b). An Eligible Director may, pursuant to an Annual Election, participate in this Section 5B. only at either a 50% or 100% level and may not change his or her level of participation except as provided in this Section 5B.1(b).

     5B.2 Payment in Stock.

               (a) For the period commencing on the effective date of a Eligible Director's Initial Year Election through the next subsequent December 31, (i) each Eligible Director participating at the 100% level will be issued Shares (A) having a Fair Market Value (as of the first trading day immediately preceding the date of issuance) equal to the Eligible Director's annual retainer divided by twelve (12), then multiplied by the number of calendar months from the effective date of the Initial Year Election through the end of the calendar quarter in which the initial year election was made; (B) and for each calendar quarter, if any, remaining in such Initial year election, equal to his or her annual retainer divided by four (4) and (ii) each Eligible Director participating at the 50% level will be issued Shares according to the calculation in clause (i) of this Section 5B.2 (a) but reduced by one-half. Shares will be issued in advance on the first day of the calendar quarter of the effective date of the Initial Year Election and in advance on the first day of each calendar quarter, if any, remaining in the calendar year of such Initial Year Election.

               (b) For each year commencing on January 1 in respect of which an Eligible Director has elected to participate in this Section 5B. pursuant to an Annual Election, (i) Shares will be issued in advance on the first day of each calendar quarter to each Eligible Director participating at the 100% level having a Fair Market Value (as of the first trading day immediately preceding the date of issuance) equal to the Eligible Director's annual retainer divided by four (4); and (ii) Shares will be issued to each Eligible Director participating in this section 5B. at the 50% level according to the calculation in clause (i) of this Section 5B.2(b) but reduced by one-half. Shares will be issued in advance on the first day of each calendar quarter.

               (c) The issuance of Shares to an Eligible Director participating in this Section 5B. shall represent payment in lieu of 50% or 100%, as applicable, of the Eligible Director's annual retainer for the period in respect of which the Initial Year Election or the Annual Election is in effect.

     5B.3 Distribution. Shares will be distributed to the Eligible Director as soon as practicable after issuance. No fractional Share will be issued to any Eligible Director. Any amount not used for the acquisition of a Share will be paid to the Eligible Director in cash.



     5C.  Director Option Grants under the 93 ISP and the Plan

     5C.1 No Duplication. Notwithstanding any provision in this Plan to the contrary, no Director Option shall be granted to any Eligible Director pursuant to Section 5A of this Plan on any day if such Director is granted an option pursuant to Section 5A of the 93 ISP on such day. In addition, no Shares shall be issued pursuant to Section 5B of this Plan in respect of an Eligible Director's retainer fees if Shares are or will be issued pursuant to Section 5B of the 93 ISP in respect of such retainer fees.

     6.   Option Grants for Eligible Employees.

     6.1 Authority of Committee. Subject to the provisions of the Plan and to Section 4.1 above, the Committee shall have full and final authority to select those Eligible Employees who will receive Options (each an "Employee Option"), the terms and conditions of which shall be set forth in an Agreement; provided, however, that no person shall receive any Incentive Stock Options unless he or she is an employee of the Company, a Parent or a Subsidiary at the time the Incentive Stock Option is granted.

     6.2 Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares under each Employee Option shall be determined by the Committee and set forth in the Agreement; provided, however, that the purchase price per Share under each Incentive Stock Option shall not be less than 100% of the Fair Market Value of a Share on the date the Incentive Stock Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) and the purchase price per Share under each Nonqualified Stock Option shall not be less than the Fair Market Value of a Share on the date the Nonqualified Stock Option is granted.

     6.3 Maximum Duration. Employee Options granted hereunder shall be for such term as the Committee shall determine, provided that an Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) and a Nonqualified Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted. The Committee may, subsequent to the granting of any Employee Option, extend the term thereof but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

     6.4 Vesting. Subject to Section 7.4 hereof, each Employee Option shall become exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Employee Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time.

     6.5 Modification or Substitution. The Committee may, in its discretion, modify outstanding Employee Options or accept the surrender of outstanding Employee Options (to the extent not exercised) and grant new Options in substitution for them. Notwithstanding the foregoing, (i) no modification of an Employee Option shall adversely alter or impair any rights or obligations under the Employee Option without the Optionee's consent, and (ii) no modification or surrender of an outstanding option and the grant of new options in substitution for them which results in a purchase price (as defined in Section 6.2 hereof) that is lower than the purchase price of the originally issued Option shall be effective until authorized by the shareholders of the Corporation.

     7.   Terms and Conditions Applicable to All Options.

     7.1 Transferability. Unless otherwise provided by the Committee, no Option granted hereunder shall be transferable by the Optionee to whom granted otherwise than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. The terms of such Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

     7.2 Method of Exercise. The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise by any one or a combination of the following: (i) cash or (ii) transferring Shares to the Company upon such terms and conditions as determined by the Committee. Notwithstanding the foregoing, the Committee shall have discretion to determine at the time of grant of each Employee Option or at any later date (up to and including the date of exercise) the form of payment acceptable in respect of the exercise of such Employee Option. The written notice pursuant to this Section 7.2 may also provide instructions from the Optionee to the Company that upon receipt of the purchase price in cash from the Optionee's broker or dealer, that has been approved by the Company, designated as such on the written notice, in payment for any Shares purchased pursuant to the exercise of an Option, the Company shall issue such Shares directly to the designated broker or dealer that has been approved by the Company. Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

     7.3 Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered the Shares to the Optionee or his designated broker or dealer that has been approved by the Company and (iii) the Optionee's name or the name of his designated broker or dealer that has been approved by the Company shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares.

     7.4 Effect of Change in Control. Notwithstanding anything contained in the Plan to the contrary, unless an Agreement evidencing an Option provides otherwise, in the event of a Change in control the Option shall become immediately and fully exercisable. In addition, an Agreement evidencing an Option may provide that the Optionee will be permitted to surrender for cancellation within sixty (60) days after such Change in Control, the Option or portion of the Option to the extent not yet exercised and the Optionee will be entitled to receive a cash payment in an amount equal to the excess, if any, of
(x) (A) in the case of a Nonqualified Stock Option, the greater of (1) the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered or (2) the Adjusted Fair Market Value of the Shares subject to the Option or portion thereof surrendered or (B) in the case of an Incentive Stock Option, the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered, over (y) the aggregate purchase price for such Shares under the Option or portion thereof surrendered. In the event an Optionee's employment with, or service as a Director of, the Company terminates following a Change in Control, each Option held by the Optionee that was exercisable as of the date of termination of the Optionee's employment or service shall remain exercisable for a period ending not before the earlier of (A) the first annual anniversary of the termination of the Optionee's employment or service or (B) the expiration of the stated term of the Option.

     8. Stock Appreciation Rights. The Committee shall have no authority to grant to Eligible Employees, or others, Stock Appreciation Rights.

     9.   Restricted Stock.

     9.1 Grant. The Committee may grant to Eligible Employees Awards of Restricted Stock, which shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on Share certificates. Awards of Restricted Stock shall be subject to the terms and provisions set forth below in this Section 9.

     9.2 Rights of Grantee. Shares of Restricted Stock granted pursuant to an Award hereunder may either be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted or credited in a separate book account in the Grantee's name maintained for that purpose provided that the Grantee has executed an Agreement evidencing the Award, and, in the discretion of the Committee, appropriate blank stock powers, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the Agreement evidencing a Restricted Stock Award, and, in the discretion of the Committee, appropriate blank stock powers, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with a Restricted Stock Award shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. The Committee shall have the full and final authority to determine, upon delivery of the Shares to the escrow agent, or the establishment of a book account in the name of the Grantee, as the case may be, whether or not the Grantee shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

     9.3 Transferability. Unless otherwise provided by the Committee, until any restrictions upon the Shares of Restricted Stock awarded to a Grantee shall have lapsed in the manner set forth in Section 9.4, such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee.

     9.4  Lapse of Restrictions.

          (a) Generally. During the period of three (3) years commencing on the date of grant of the Shares of Restricted Stock, or such longer period as may be set by the Committee, restrictions upon the shares shall not lapse. Within these limits the Committee may, in its sole discretion, provide for the lapse of such restrictions in installments and may also accelerate such restrictions (for any period not less that one (1) year) in whole or in part based upon performance factors as the Committee may determine, in its sole discretion.

          (b) Effect of Change in Control or a Sale or Disposition of a Subsidiary or Division. Notwithstanding anything contained in the Plan, unless the Agreement evidencing the Award provides to the contrary, in the event of a Change in Control, all restrictions upon any Shares of Restricted Stock shall lapse immediately and all such Shares shall become fully vested in the Grantee. In the event of the sale or other disposition of substantially all of the stock or assets of a Subsidiary or a Division, the Committee shall have the discretion to determine whether all restrictions upon any Shares of Restricted Stock (held by a Grantee employed by such Division or Subsidiary) shall lapse immediately and that all such Shares shall become fully vested in the Grantee.

          (c) Employment, Disability, Retirement or Death. Restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms and conditions as the Committee may determine in connection with the initial employment, Disability, retirement, or death of the Grantee.

     9.5 Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding Awards of Restricted Stock or accept the surrender of outstanding Shares of Restricted Stock (to the extent the restrictions on such Shares have not yet lapsed) and grant new Awards in substitution for them. Notwithstanding the foregoing, no modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

     9.6 Treatment of Dividends. At the time the Award of Shares of Restricted Stock is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be (i) deferred until the lapsing of the restrictions imposed upon such Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in shares of Stock (which shall be held as additional Shares of Restricted Stock) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Shares of Restricted Stock (whether held in cash or as additional Shares of Restricted Stock), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Shares in respect of which deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Shares of Restricted Stock shall be forfeited upon the forfeiture of such Shares.

     9.7 Delivery of Shares. Upon the lapse of the restrictions on Shares of Restricted Stock, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

     9.8 Limitation on Restricted Stock Awards. On and after May 17, 2001, Awards of Restricted Stock shall not exceed a total of 700,000 shares in the aggregate both under this Plan and any other Incentive Stock Plan of the Company.

     10. Performance Awards. The Committee shall have no authority to grant to Eligible Employees, or others, Performance Awards.

     11. Effect of a Termination of Employment. The Agreement evidencing the grant of each Employee Option and each Award shall set forth the terms and conditions applicable to such Employee Option or Award upon a termination or change in the status of the employment of the Optionee or Grantee by the Company, a Subsidiary or a Division (including a termination or change by reason of the sale of a Subsidiary or a Division), as the Committee may, in its discretion, determine at the time the Employee Option or Award is granted or thereafter.

     12.  Adjustment Upon Changes in Capitalization.

          (a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to the (i) maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted under the Plan, (ii) the number and class of Shares or other stock or securities which are subject to Director Options issuable under Section 5; and (iii) the number and class of Shares or other stock or securities which are subject to outstanding Options or Awards granted under the Plan, and the purchase price therefor, if applicable; and (iv) the maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted to any Eligible Employee.

          (b) Any such adjustment in the Shares or other stock or securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

          (c) Any stock adjustment in the Shares or other stock or securities subject to outstanding Director Options (including any adjustments in the purchase price) shall be made only to the extent necessary to maintain the proportionate interest of the Optionee and preserve, without exceeding, the value of such Director Option.

          (d) If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to, or an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities, such new additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Award or Option, as the case may be, prior to such Change in Capitalization.

     13. Effect of Certain Transactions. Subject to Sections 7.4 and 9.4(b), in the event of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company (a "Transaction"), the Plan and the Options and Awards issued hereunder shall continue in effect in accordance with their respective terms and each Optionee and Grantee shall be entitled to receive in respect of each Share subject to any outstanding Options or Awards, as the case may be, upon exercise of any Option or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property, or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share.

     14. Termination and Amendment of the Plan. The Plan shall terminate on the day preceding the tenth annual anniversary of the date of its adoption by the Board and no Option or Award may be granted thereafter. The Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that:

          (a) No such amendment, modification, suspension or termination shall impair or adversely alter any Options or Awards therefore granted under the Plan, except with the consent of the Optionee or Grantee, nor shall any amendment, modification, suspension or termination deprive any Optionee or Grantee of any Shares which he or she may have acquired through or as a result of the Plan;

          (b) To the extent necessary under applicable law, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations; and

          (c) The provisions of Section 5 shall not be amended more often than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder.

     15. Non-Exclusivity of the Plan. The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangements or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

     16. Limitation of Liability. As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

          (i) give any person any right to be granted an Option or Award other than at the sole discretion of the Committee;

          (ii) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

          (iii) limit in any way the right of the Company or any Subsidiary to terminate the employment of any person at any time; or

          (iv) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

     17.  Regulations and Other Approvals; Governing Law.

     17.1 Except as to matters of federal law, this Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Texas without giving effect to conflict of laws principles.

     17.2 The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

     17.3 The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and Section 162 (m) of the Code, and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule and Section 162(m) of the Code shall be inoperative and shall not affect the validity of the Plan.

     17.4 The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Employees granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

     17.5 Each Option and Award is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or Award or the issuance of Shares, no Options or Awards shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

     17.6 Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to an Option or Award granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately amended to reflect their status as restricted securities as aforesaid.

     18. Pooling Transactions. Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event of a Change in Control which is also intended to constitute a pooling transaction under the Code, the Committee shall take such actions, if any, as are specifically recommended by an independent accounting firm retained by the Company to the extent reasonable necessary in order to assure that the pooling transaction will qualify as such, including but not limited to (i) deferring the vesting, exercise, payment, settlement or lapsing of restrictions with respect to any Option or Award, (ii) providing that the payment or settlement in respect of any Option or Award be made in the form of cash, Shares or securities of a successor or acquirer of the Company, or a combination of the foregoing, and (iii) providing for the extension of the term of any Option or Award to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any Option or Award.

     19.  Miscellaneous.

     19.1 Multiple Agreements. The terms of each Option or Award may differ from other Options or Awards granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option or Award to a given Eligible Employee during the term of the Plan, either in addition to, or in substitution for, one or more Options or Awards previously granted to that Eligible Employee.

     19.2 Withholding of Taxes. (a) The Company shall have the right to deduct from any distribution of cash to any Director, Optionee or Grantee, an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the "Withholding Taxes") with respect to the receipt of any retainer fee, Option or Award. If a Director, Optionee or Grantee is to experience a taxable event in connection with the receipt of Shares pursuant to a payment in stock, Option exercise or payment of an Award (a "Taxable Event"), the Director, Optionee or Grantee shall pay the Withholding Taxes to the Company prior to the issuance, or release from escrow, of such Shares. In satisfaction of the obligation to pay Withholding Taxes to the Company, the Director, Optionee or Grantee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee or Company Secretary, as applicable, to have withheld a portion of the Shares then issuable to him or her having an aggregate Fair Market Value, on the date preceding the date of such issuance, equal to the Withholding Taxes. The Committee may, by the adoption of rules or otherwise, (i) modify the provisions of this Section 19.2 (other than as regards Director Options) or impose such other restrictions or limitations on Tax Elections as may be necessary to ensure that the Tax Elections will be exempt transactions under Section 16(b) of the Exchange Act, and (ii) permit Tax Elections to be made at such other times and subject to such other conditions as the Committee determines will constitute exempt transactions under Section 16(b) of the Exchange Act.

          (b)  If an Optionee makes a disposition, within the meaning of
Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

          (c) The Committee shall have the authority, at the time of grant of an Employee Option or Award under the Plan or at any time thereafter, to award tax bonuses to designated Optionees or Grantees, to be paid upon their exercise of Employee Options or payment in respect of Awards granted hereunder. The amount of any such payments shall be determined by the Committee. The
Committee shall have full authority in its absolute discretion to determine the amount of any such tax bonus and the terms and conditions affecting the vesting and payment thereof.

     20. Effective Date. The effective date of the Plan shall be May 31, 1997, after the date of its adoption by the Board, and the approval by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of stockholders duly held in accordance with the applicable laws of the State of Delaware within 12 months of such adoption.

                                                                    Exhibit 10.2

                             RADIOSHACK CORPORATION
                            1999 INCENTIVE STOCK PLAN
                              (includes Directors)
                            as amended May 18, 2000,
                 July 22, 2000, February 21, 2002, May 15, 2003,
                         May 20, 2004 and May 19, 2005

     1.   Purpose.

     The purpose of this Plan is to strengthen RadioShack Corporation (the "Company") by providing an incentive to a broad base of its Eligible Employees (as hereinafter defined) and directors thereby encouraging them to devote their abilities and industry to the success of the Company's business enterprise. It is intended that this purpose be achieved by extending to these Eligible Employees of the Company and its subsidiaries and to Eligible Directors an added long-term incentive for high levels of performance and unusual efforts through the grant of Nonqualified Stock Options and Stock Appreciation Rights (as each term is hereinafter defined).

     2.   Definitions.

     For purposes of the Plan:

     2.1 "Adjusted Fair Market Value" means, in the event of a Change in Control, the greater of (i) the highest price per Share paid to holders of the Shares in any transaction (or series of transactions) constituting or resulting in a Change in Control or (ii) the highest Fair Market Value of a Share during the ninety (90) day period ending on the date of a Change in Control.

     2.2 "Agreement" means the written agreement between the Company and an Optionee or Grantee evidencing the grant of an Option or Stock Appreciation Right and setting forth the terms and conditions thereof.

     2.3  "Board" means the Board of Directors of the Company.

     2.4 "Cause" means the commission of an act of fraud or intentional misrepresentation or an act of embezzlement, misappropriation or conversion of assets or opportunities of the Company or any Subsidiary.

     2.5 "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

     2.6 A "Change in Control" shall mean the occurrence during the term of the Plan and during the term of any Option issued under the Plan of:

          (a) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person"
(as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of fifteen percent (15%) or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Voting Securities which are acquired in a Non-Control Acquisition (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control.

          A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Subsidiary"), (ii) the Company or its Subsidiaries, or (iii) any Person in connection with a Non-Control Transaction (as hereinafter defined);

          (b) The individuals who, as of June 1, 2004, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

          (c)  The consummation of:

                    (i) A merger, consolidation, reorganization or other business combination with or into the Company or in which securities of the Company are issued, unless

                        (A) the stockholders of the Company, immediately before such merger, consolidation, reorganization or other business combination, own directly or indirectly immediately following such merger, consolidation, reorganization or other business combination, at least sixty percent (60%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation, reorganization or other business combination (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation, reorganization or other business combination,

                        (B) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation, reorganization or other business combination constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, or a corporation beneficially directly or indirectly owning a majority of the combined voting power of the outstanding voting securities of the Surviving Corporation, or

                        (C) no Person other than (i) the Company, (ii) any Subsidiary, (iii) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such merger, consolidation, reorganization or other business combination was maintained by the Company, the Surviving Corporation, or any Subsidiary, or (iv) any Person who, immediately prior to such merger, consolidation, reorganization or other business combination had Beneficial Ownership of fifteen percent (15%) or more of the then outstanding Voting Securities, has Beneficial Ownership of fifteen percent (15%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities, and

                   A transaction described in clauses (A) through (C) shall herein be referred to as a "Non-Control Transaction."

                   (ii) A complete liquidation or dissolution of the Company; or

                   (iii) The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than (i) any such sale or disposition that results in at least fifty percent (50%) of the Company's assets being owned by one or more subsidiaries or (ii) a distribution to the Company's stockholders of the stock of a subsidiary or any other assets).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Voting Securities (X) as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this subsection (X)) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur, or (Y) and such Subject Person (1) within fourteen (14) Business Days (or such greater period of time as may be determined by action of the Board) after such Subject Person would otherwise have caused a Change in Control (but for the operation of this clause (Y)), such Subject Person notifies the Board that such Subject Person did so inadvertently, and (2) within seven (7) Business Days after such notification (or such greater period of time as may be determined by action of the Board), such Subject Person divests itself of a sufficient number of Voting Securities so that such Subject Person is no longer the Beneficial Owner of more than the permitted amount of the outstanding Voting Securities.

     2.7  "Code" means the Internal Revenue Code of 1986, as amended.

     2.8 "Committee" means a committee of the Board consisting of at least two (2) members, all of whom are Disinterested Directors appointed by the Board to administer the Plan and to perform the functions set forth herein.

     2.9  "Company" means RadioShack Corporation, a Delaware Corporation.

     2.10 "Director Option" means an Option granted pursuant to Section 5.

     2.11 "Disability" means the suffering from a physical or mental condition which, in the opinion of the Committee based upon appropriate medical advice and examination and in accordance with rules applied uniformly to all employees of the Company, totally and permanently prevents the Grantee or Optionee, as the case may be, from performing the customary duties of his or her regular job with the Company.

     2.12 "Disinterested Director" means a director of the Company who is both a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act, and an "Outside Director" within the meaning of Section 162(m) of the Code.

     2.13 "Division" means any of the operating units, entities or divisions of the Company or affiliated with the Company .

     2.14 "Eligible Employee" means any officer, key employee, any full time employee or a consultant or an advisor of the Company or a Subsidiary designated by the Committee as eligible to receive Options or Stock Appreciation Rights subject to the conditions set forth herein.

     2.15 "Eligible Director" means a director of the Company who is not an employee at the time of grant of the Company or any Subsidiary.

     2.16 "Employee Option" means an Option granted pursuant to Section 6.

     2.17 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     2.18 "Fair Market Value" on any date means the average of the high and low sales prices of the Shares on such date on the principal national securities exchange on which such Shares are listed or admitted to trading, or if such Shares are not so listed or admitted to trading, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Shares on such date, the Fair Market Value shall be the value established by the Board in good faith.

     2.19 "Grantee" means a person to whom a Stock Appreciation Right has been granted under the Plan.

     2.20 "93 ISP" means  the RadioShack Corporation 1993 Incentive Stock Plan.

     2.21 "97 ISP" means the RadioShack Corporation 1997 Incentive Stock Plan.

     2.22 "Nonqualified Stock Option" means an Option which is not an incentive stock option under Section 422 of the Code.

     2.23 "Option" means an Employee Option, a Director Option, or either or both of them.

     2.24 "Optionee" means a person to whom an Option has been granted under the Plan.

     2.25 "Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

     2.26 "Plan or 99 ISP" means the RadioShack Corporation 1999 Incentive Stock Plan.

     2.27 "Retirement" means a Director must have attained sixty (60) years of age and served as a Director for sixty (60) consecutive months preceding his or her resignation or retirement as a Director.

     2.28 "Shares" means the common stock, par value $1.00 per share, of the Company.

     2.29 "Stock Appreciation Right" means a right to receive all or some portion of the increase in the value of the Shares as provided in Section 8.

     2.30 "Subsidiary" means any corporation a portion of whose voting stock is owned directly or indirectly by the Company.

     2.31 "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

     3.   Administration.

     3.1 The Plan shall be administered by the Committee which shall hold meetings at such times as may be necessary for the proper administration of the Plan. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiation for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

     3.2 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

          (a) determine those individuals to whom Employee Options shall be granted under the Plan and the number of Nonqualified Stock Options to be granted to each Eligible Employee and to prescribe the terms and conditions (which need not be identical) of each Employee Option, including the purchase price per Share subject to each Employee Option, and make any amendment or modification to any Agreement consistent with the terms of the Plan;

          (b) select those Eligible Employees to whom Stock Appreciation Rights shall be granted under the Plan, the terms and conditions of each Stock Appreciation Right, the maximum value of each Stock Appreciation Right and make any amendment or modification to any Agreement consistent with the terms of the Plan; and

     3.3 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time:

          (a) to construe and interpret the Plan and the Options and Stock Appreciation Rights granted thereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable to make the Plan fully effective, and all decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees and Grantees and all other persons having any interest therein;

          (b) to determine the duration and purposes for leaves of absence which may be granted to an Optionee or Grantee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

          (c) to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

          (d) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

     3.4 During any calendar year no Eligible Employee may be granted Options and Stock Appreciation Rights in the aggregate in respect of more than 1,000,000 Shares.

     4.   Stock Subject to the Plan.

     4.1 The maximum number of Shares that may be made the subject of Options and Stock Appreciation Rights granted under the Plan is 9,500,000. Upon a Change in Capitalization the maximum number of Shares shall be adjusted in number and kind pursuant to Section 10. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

     4.2 Upon the granting of an Option or a Stock Appreciation Right, the number of Shares available under Section 4.1 for the granting of further Options and Stock Appreciation Rights shall be reduced in connection with the granting of an Option or a Stock Appreciation Right by the number of Shares in respect of which the Option or Stock Appreciation Right is granted or denominated.

     4.3 Whenever any outstanding Option or Stock Appreciation Right or portion thereof expires, is canceled or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option or Stock Appreciation Right, the Shares allocable to the expired, canceled or otherwise terminated portion of the Option or Stock Appreciation Right may again be the subject of Options or Stock Appreciation Rights granted hereunder.

     5.   Director Plans.

     5A.  Option Grants to Eligible Directors.

     5A.1 Annual Grant. Subject to the provisions of Section 5A.6 hereof, each Eligible Director, who has served one year or more on the date of grant, shall be granted Director Options on the first trading day of September of each year the Plan is in effect. Each Director Option granted shall be in respect of 16,000 Shares or such lesser amount as the Board may from time to time determine. The purchase price of each Director Option shall be as provided in
Section 5A.3 and such Options shall be evidenced by an Agreement containing such other terms and conditions not inconsistent with the provisions of this Plan as determined by the Board; provided, however, that such terms shall not vary the timing of grants of Director Options, including provisions dealing with forfeiture or termination of such Director Options, and further such terms may not provide for a modification of a Director Option and the grant of new Director Option in substitution for them which results in a Purchase Price (as defined in Section 5A.3 hereof) that is lower than the Purchase Price of the originally issued Director Option until authorized by the stockholders of the Corporation.

     5A.2 One Time Grant. Subject to the provisions of Section 5C. hereof, each newly appointed or elected Eligible Director who has not previously received a one-time grant under the 93 ISP and 97 ISP or hereunder, shall be granted an option on the date the Eligible Director attends his or her first Company Board meeting. Each Director Option granted under this Section shall be in respect of 20,000 Shares or such lesser amount as the Board may from time to time determine. The purchase price of each Director Option shall be as provided in Section 5A.3 and such Options shall be evidenced by an Agreement containing such other terms and conditions not inconsistent with the provisions of this Plan as determined by the Board; provided, however, that such terms shall not vary the timing of grants of Director Options, including provisions dealing with forfeiture or termination of such Director Options.

     5A.3 Purchase Price. The purchase price for Shares under each Director Option shall be equal to 100% of the Fair Market Value of such Shares on the date the Director Option is granted.

     5A.4 Vesting. Subject to Section 7.4, each Director Option shall become exercisable with respect to one third (1/3) of the Shares subject thereto effective as of each of the first, second and third annual anniversaries of the grant date; provided, however, that the Optionee continues to serve as a Director as of such dates. Notwithstanding the foregoing, if a Director's service terminates for any reason other than for Cause, all Director Options then held by the Director shall be fully vested on the date of such termination of service.

     5A.5 Duration. Each Director Option shall terminate on the date which is the tenth annual anniversary of the grant date, unless terminated earlier as follows:

          (a) If an Optionee's service as a Director terminates for any reason other than Cause, the Optionee (or, in the event of death of the Optionee, the person or persons to whom such rights under the Option shall pass by will, or by the laws of descent or distribution) may, for a period of three
(3) years after such termination, exercise his or her Option, after which time the Option shall automatically terminate in full.

          (b) If an Optionee's service as a Director terminates for Cause, the Option granted to the Optionee hereunder shall immediately terminate in full and no rights thereunder may be exercised.

          5A.6 No Duplication. Notwithstanding any provision of the Plan to the contrary, no Director Option shall be granted to any Eligible Director pursuant to this Section 5A of the Plan on any day if such Director is granted an option pursuant to Section 5A of the 93 ISP or 97 ISP on such day.

          5B.  Stock Purchase for Director Retainer Fees.

          5B.1 Election to Participate.

                    (a) Initial Year Election. Each Eligible Director may participate in this Section 5B. by filing an election to participate with the Company Secretary (the "Initial Year Election") at any time following his or her appointment or election. An Initial Year Election shall become effective with respect to the Eligible Director's retainer fees payable to him or her under the Eligible Director compensation plan in respect of each calendar month commencing with the first calendar month commencing after the receipt of the Initial Year Election by the Company Secretary and ending the subsequent December 31. An Eligible Director may, pursuant to an Initial Year Election, participate in this
Section 5B. only at either a 50% or 100% level and may not change his or her level of participation except as provided in Section 5B.1 (b) below.

                    (b) Annual Election. Each Eligible Director may, prior to December 31 of any year, elect to participate (or cease to participate ) or change his or her level of participation in this Section 5B. (an "Annual Election"). An Annual Election shall become effective with respect to the Eligible Director's retainer fees payable to him or her under the Eligible Director compensation plan in respect of the year commencing on January 1 next subsequent to the receipt of the Annual Election by the Company Secretary and shall continue for subsequent years unless changed pursuant to this Section
5B.1 (b). An Eligible Director may, pursuant to an Annual Election, participate in this Section 5B. only at either a 50% or 100% level and may not change his or her level of participation except as provided in this Section 5B.1(b).

     5B.2 Payment in Stock.

                    (a) For the period commencing on the effective date of an Eligible Director's Initial Year Election through the next subsequent December 31, (i) each Eligible Director participating at the 100% level will be issued Shares (A) having a Fair Market Value (as of the first trading day immediately preceding the date of issuance) equal to the Eligible Director's annual retainer divided by twelve (12), then multiplied by the number of calendar months from the effective date of the Initial Year Election through the end of the calendar quarter in which the Initial Year Election was made; and (B) for each calendar quarter, if any, remaining in such Initial Year Election equal to his or her annual retainer divided by four (4); and (ii) Shares will be issued to each Eligible Director participating at the 50% level according to the calculation in clause (i) of this Section 5B.2 (a) but reduced by one-half. Shares will be issued in advance on the first day of the calendar quarter of the effective date of the Initial Year Election and in advance on the first day of each calendar quarter, if any, remaining in the calendar year of such Initial Year Election.

                    (b) For each year commencing on January 1 in respect of which an Eligible Director has elected to participate in this Section 5B. pursuant to an Annual Election, (i) Shares will be issued in advance on the first day of each calendar quarter to each Eligible Director participating at the 100% level having a Fair Market Value (as of the first trading day immediately preceding the date of issuance) equal to the Eligible Director's annual retainer divided by four (4); and (ii) Shares will be issued to each Eligible Director participating in this Section 5B. at the 50% level according to the calculation in clause (i) of this Section 5B.2(b) but reduced by one-half. Shares will be issued in advance on the first day of each calendar quarter.

                    (c) The issuance of Shares to an Eligible Director participating in this Section 5B. shall represent payment in lieu of 50% or 100%, as applicable, of the Eligible Director's annual retainer for the period in respect of which the Initial Year Election or the Annual Election is in effect.

     5B.3 Distribution. Shares will be distributed to the Eligible Director as soon as practicable after issuance. No fractional Share will be issued to any Eligible Director. Any amount not used for the acquisition of a Share will be paid to the Eligible Director in cash.

     5B.4 No Duplication. Notwithstanding any provision in this Plan to the contrary, no Shares shall be issued pursuant to this Section 5B. of the Plan in respect of an Eligible Director's retainer fees if Shares are or will be issued pursuant to Section 5B. of the 93 ISP or 97 ISP in respect of such retainer fees.



     6.   Option Grants for Eligible Employees.

     6.1  Authority of Committee. Subject to the provisions of the Plan and to
Section 4.1 above, the Committee shall have full and final authority to select those Eligible Employees who will receive Options (each an "Employee Option"), the terms and conditions of which shall be set forth in an Agreement.

     6.2 Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares under each Employee Option shall be determined by the Committee and set forth in the Agreement; provided, however, that the purchase price per Share under each Nonqualified Stock Option shall not be less than the Fair Market Value of a Share on the date the Nonqualified Stock Option is granted.

     6.3 Maximum Duration. Employee Options granted hereunder shall be for such term as the Committee shall determine, provided that a Nonqualified Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted. The Committee may, subsequent to the granting of any Employee Option, extend the term thereof but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

     6.4 Vesting. Subject to Section 7.4 hereof, each Employee Option shall become exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Employee Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time.

     6.5 Modification or Substitution. The Committee may, in its discretion, modify outstanding Employee Options or accept the surrender of outstanding Employee Options (to the extent not exercised) and grant new Options in substitution for them. Notwithstanding the foregoing, (i) no modification of an Employee Option shall adversely alter or impair any rights or obligations under the Employee Option without the Optionee's consent, and (ii) no modification or surrender of an outstanding option and the grant of new options in substitution for them which results in a purchase price (as defined in Section 6.2 hereof) that is lower than the purchase price of the originally issued Option shall be effective until authorized by the stockholders of the Corporation.

     7.   Terms and Conditions Applicable to All Options.

     7.1 Transferability. Unless otherwise provided by the Committee, no Option granted hereunder shall be transferable by the Optionee to whom granted otherwise than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. The terms of such Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.


     7.2 Method of Exercise. The exercise of an Option shall be made only by a written notice delivered in person to a designated facsimile number or by mail to the Secretary of the Company at the Company's principal executive office, or to such other person designated by the Secretary, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise by any one or a combination of the following: (i) cash or (ii) transferring Shares to the Company upon such terms and conditions as determined by the Committee. Notwithstanding the foregoing, the Committee shall have discretion to determine at the time of grant of each Employee Option or at any later date (up to and including the date of exercise) the form of payment acceptable in respect of the exercise of such Employee Option. The written notice pursuant to this Section 7.2 may also provide instructions from the Optionee to the Company that upon receipt of the purchase price in cash from the Optionee's broker or dealer, that has been approved by the Company, designated as such on the written notice, in payment for any Shares purchased pursuant to the exercise of an Option, the Company shall issue such Shares directly to the designated broker or dealer that has been approved by the Company. Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company, or to such other person designated by the Secretary, who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

     7.3 Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered the Shares to the Optionee or his designated broker or dealer that has been approved by the Company and (iii) the Optionee's name or the name of his designated broker or dealer that has been approved by the Company shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares.

     7.4 Effect of Change in Control. Notwithstanding anything contained in the Plan to the contrary, unless an Agreement evidencing an Option provides otherwise, in the event of a Change in Control the Option shall become immediately and fully exercisable. In addition, an Agreement evidencing an Option may provide that the Optionee will be permitted to surrender for cancellation within sixty (60) days after such Change in Control, the Option or portion of the Option to the extent not yet exercised and the Optionee will be entitled to receive a cash payment in an amount equal to the excess, if any, of
(A) the greater of (1) the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered or
(2) the Adjusted Fair Market Value of the Shares subject to the Option or portion thereof surrendered over (B) the aggregate purchase price for such Shares under the Option or portion thereof surrendered. In the event an Optionee's employment with, or service as a Director of, the Company terminates following a Change in Control, each Option held by the Optionee that was exercisable as of the date of termination of the Optionee's employment or service shall remain exercisable for a period ending not before the earlier of
(A) the first annual anniversary of the termination of the Optionee's employment or service or (B) the expiration of the stated term of the Option.

     8. Stock Appreciation Rights. The Committee may, in its discretion, either alone or in connection with the grant of an Option, grant to Eligible Employees, Stock Appreciation Rights in accordance with the Plan and the terms and conditions of which shall be set forth in an Agreement. If granted in connection with an Option, a Stock Appreciation Right shall cover the same Shares covered by the Option (or such lesser number of Shares as the Committee may determine) and shall, except as provided in this Section 8, be subject to the same terms and conditions as the related Option.

     8.1 Time of Grant. A Stock Appreciation Right may be granted (i) at any time if unrelated to an Option, or (ii) if related to an Option, either at the time of grant, or at any time thereafter during the term of the Option.

     8.2  Stock Appreciation Right Related to an Option.

          (a) Exercise. A Stock Appreciation Right granted in connection with an Option shall be exercisable at such time or times and only to the extent that the related Option is exercisable, and will not be transferable except to the extent the related Option may be transferable. A Stock Appreciation Right granted in connection with a Nonqualified Stock Option shall be exercisable only if the Fair Market Value of a Share on the date of exercise exceeds the purchase price specified in the related Nonqualified Stock Option Agreement.

          (b) Amount Payable. Upon the exercise of a Stock Appreciation Right related to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right over the per Share purchase price under the related Option, by (B) the number of Shares as to which such Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

          (c)  Treatment of Related Options and Stock Appreciation Rights
Upon Exercise. Upon the exercise of a Stock Appreciation Right granted in connection with an Option, the Option shall be canceled to the extent of the number of Shares as to which the Stock Appreciation Right is exercised, and upon the exercise of an Option granted in connection with a Stock Appreciation Right or the surrender of such Option, the Stock Appreciation Right shall be canceled to the extent of the number of Shares as to which the Option is exercised or surrendered.

     8.3 Stock Appreciation Right Unrelated to an Option. The Committee may grant to Eligible Employees Stock Appreciation Rights unrelated to Options. Stock Appreciation Rights unrelated to Options shall contain such terms and conditions as to exercisability, vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than ten (10) years. Upon exercise of a Stock Appreciation Right unrelated to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right over the Fair Market Value of a Share on the date the Stock Appreciation Right was granted (the "Base Price") , by (B) the number of Shares as to which the Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

     8.4 Method of Exercise. Stock Appreciation Rights shall be exercised by a Grantee only by a written notice delivered in person to a designated facsimile number or by mail to the Secretary of the Company, or to such other person designated by the Secretary, at the Company's principal executive office, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the Grantee shall deliver the Agreement evidencing the Stock Appreciation Right being exercised and the Agreement evidencing any related Option to the Corporate Secretary of the Company, or to such other person designated by the Secretary, who shall endorse thereon a notation of such exercise and return such Agreement to the Grantee.

     8.5 Form of Payment. Payment of the amount determined under Sections 8.2(b) or 8.3 may be made in the discretion of the Committee, solely in whole Shares in a number determined at their Fair Market Value on the date preceding the date of exercise of the Stock Appreciation Right, or solely in cash, or in a combination of cash and Shares. If the Committee decides to make full payment in Shares and the amount payable results in a fractional Share, payment for the fractional Share will be made in cash.

     8.6 Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding grants of Stock Appreciation Rights or accept the surrender of outstanding grants of Stock Appreciation Rights (to the extent not exercised) and grant new Stock Appreciation Rights in substitution for them. Notwithstanding the foregoing, (i) no modification of a Stock Appreciation Right shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent, and (ii) no modification or surrender of an outstanding Stock Appreciation Right and the grant of new Stock Appreciation Rights in substitution for them, which results (in the case of Stock Appreciation Right related to an Option) in a purchase price that is lower than the purchase price specified in the related Nonqualified Stock Option Agreement, and (in the case of Stock Appreciation Rights unrelated to Options) results in a lower Base Price of a Share than that which existed on the date the Stock Appreciation Right unrelated to Options was granted shall be effective until authorized by the stockholders of the Corporation.

     8.7 Effect of Change in Control. Notwithstanding anything contained in this Plan to the contrary, unless an Agreement evidencing a Stock Appreciation Right provides otherwise, in the event of a Change in Control, all Stock Appreciation Rights shall become immediately and fully exercisable. Notwithstanding Sections 8.3 and 8.5, an Agreement evidencing a Stock Appreciation Right may provide that upon the exercise of a Stock Appreciation Right unrelated to an Option or any portion thereof during the sixty (60) day period following a Change in Control, the amount payable shall be in cash and shall be an amount equal to the excess, if any, of (A) the greater of (i) the Fair Market Value, on the date preceding the date of exercise, of the Shares subject to Stock Appreciation Right or portion thereof exercised and (ii) the Adjusted Fair Market Value, on the date preceding the date of exercise, of the Shares over (B) the aggregate Fair Market Value, on the date the Stock Appreciation Right was granted, of the Shares subject to the Stock Appreciation Right or portion thereof exercised. In the event a Grantee's employment with the Company terminates following a Change in Control, each Stock Appreciation Right held by the Grantee that was exercisable as of the date of termination of the Grantee's employment shall remain exercisable for a period ending not before the earlier of the first annual anniversary of the termination of the Grantee's employment or the expiration of the stated term of the Stock Appreciation Right.

     9. Effect of a Termination of Employment. The Agreement evidencing the grant of each Employee Option and each Stock Appreciation Right shall set forth the terms and conditions applicable to such Employee Option or Stock Appreciation Right upon a termination or change in the status of the employment of the Optionee or Grantee by the Company, a Subsidiary or a Division (including a termination or change by reason of the sale of a Subsidiary or a Division), as the Committee may, in its discretion, determine at the time the Employee Option or Stock Appreciation Rights is granted or thereafter.

     10.  Adjustment Upon Changes in Capitalization.

          (a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to the (i) maximum number and class of Shares or other stock or securities with respect to which Options or Stock Appreciation Rights may be granted under the Plan, (ii) the number and class of Shares or other stock or securities which are subject to Director Options issuable under Section 5; and (iii) the number and class of Shares or other stock or securities which are subject to outstanding Options or Stock Appreciation Rights granted under the Plan, and the purchase price therefor, if applicable; and (iv) the maximum number and class of Shares or other stock or securities with respect to which Options or Stock Appreciation Rights may be granted to any Eligible Employee.

          (b) Any stock adjustment in the Shares or other stock or securities subject to outstanding Director Options (including any adjustments in the purchase price) shall be made only to the extent necessary to maintain the proportionate interest of the Optionee and preserve, without exceeding, the value of such Director Option.

          (c) If, by reason of a Change in Capitalization, a Grantee of a Stock Appreciation Right shall be entitled to, or an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Stock Appreciation Right or Option, as the case may be, prior to such Change in Capitalization.

     11. Effect of Certain Transactions. Subject to Sections 7.4 and 8.7 in the event of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company (a "Transaction"), the Plan and the Options and Stock Appreciation Rights issued hereunder shall continue in effect in accordance with their respective terms and each Optionee and Grantee shall be entitled to receive in respect of each Share subject to any outstanding Options or Stock Appreciation Rights, as the case may be, upon exercise of any Option or payment or transfer in respect of any Stock Appreciation Right, the same number and kind of stock, securities, cash, property, or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share.

     12. Termination and Amendment of the Plan. The Plan shall terminate on the day preceding the tenth annual anniversary of the date of its adoption by the Board and no Option or Stock Appreciation Right may be granted thereafter. The Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that:

          (a) No such amendment, modification, suspension or termination shall impair or adversely alter any Options or Stock Appreciation Rights therefor granted under the Plan, except with the consent of the Optionee or Grantee, nor shall any amendment, modification, suspension or termination deprive any Optionee or Grantee of any Shares which he or she may have acquired through or as a result of the Plan.

     13. Non-Exclusivity of the Plan. The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangements or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

     14. Limitation of Liability. As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

          (i) give any person any right to be granted an Option or Stock Appreciation Right other than at the sole discretion of the Committee;

          (ii) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

          (iii) limit in any way the right of the Company or any Subsidiary or any Division to terminate the employment of any person at any time; or

          (iv) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

     15.  Regulations and Other Approvals; Governing Law.

     15.1 Except as to matters of federal law, this Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Texas without giving effect to conflict of laws principles.

     15.2 The obligation of the Company to sell or deliver Shares with respect to Options and Stock Appreciation Rights granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

     15.3 The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

     15.4 The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority.

     15.5 Each Option and Stock Appreciation Right is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or Stock Appreciation Right or the issuance of Shares, no Options or Stock Appreciation Rights shall be granted or payment made or Shares issued, in whole or in part, unless such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

     15.6 Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to an Option or Stock Appreciation Right granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately legended to reflect their status as restricted securities as aforesaid.

     16. Pooling Transactions. Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event of a Change in Control which is also intended to constitute a pooling transaction under the Code, the Committee shall take such actions, if any, as are specifically recommended by an independent accounting firm retained by the Company to the extent reasonably necessary in order to assure that the pooling transaction will qualify as such, including but not limited to (i) deferring the vesting, exercise, payment, settlement or lapsing of restrictions with respect to any Option or Stock Appreciation Right, (ii) providing that the payment or settlement in respect of any Option or Stock Appreciation Right be made in the form of cash, Shares or securities of a successor or acquirer of the Company, or a combination of the foregoing, and (iii) providing for the extension of the term of any Option or Stock Appreciation Right to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any Option or Stock Appreciation Right.

     17.  Miscellaneous.

     17.1 Multiple Agreements. The terms of each Option or Stock Appreciation Right may differ from other Options or Stock Appreciation Rights granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option or Stock Appreciation Right to a given Eligible Employee during the term of the Plan, either in addition to, or in substitution for, one or more Options or Stock Appreciation Rights previously granted to that Eligible Employee.

     17.2 Withholding of Taxes. (a) The Company shall have the right to deduct from any distribution of cash to any Director, Optionee or Grantee, an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the "Withholding Taxes") with respect to the receipt of any retainer fee, Option or Stock Appreciation Right. If a Director, Optionee or Grantee is to experience a taxable event in connection with the receipt of Shares pursuant to a payment in stock, Option exercise or payment of a Stock Appreciation Right (a "Taxable Event"), the Director, Optionee or Grantee shall pay the Withholding Taxes to the Company prior to the issuance, or release from escrow, of such Shares. In satisfaction of the obligation to pay Withholding Taxes to the Company, the Director, Optionee or Grantee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee or Company Secretary or his or her designee, as applicable, to have withheld a portion of the Shares then issuable to him or her having an aggregate Fair Market Value, on the date preceding the date of such issuance, equal to the Withholding Taxes. The Committee may, by the adoption of rules or otherwise, (i) modify the provisions of this Section 17.2 (other than as regards Director Options) or impose such other restrictions or limitations on Tax Elections as may be necessary to ensure that the Tax Elections will be exempt transactions under Section 16(b) of the Exchange Act, and (ii) permit Tax Elections to be made at such other times and subject to such other conditions as the Committee determines will constitute exempt transactions under Section 16(b) of the Exchange Act.

          (b) The Committee shall have the authority, at the time of grant of an Employee Option or Stock Appreciation Right under the Plan or at any time thereafter, to award tax bonuses to designated Optionees or Grantees, to be paid upon their exercise of Employee Options or payment in respect of Stock Appreciation Rights granted hereunder. The amount of any such payments shall be determined by the Committee. The Committee shall have full authority in its absolute discretion to determine the amount of any such tax bonus and the terms and conditions affecting the vesting and payment thereof.

     18. Effective Date. The effective date of the Plan shall be February 24, 1999 the date of its adoption by the Board.

                                                                    Exhibit 10.3


                             RADIOSHACK CORPORATION
                            2001 INCENTIVE STOCK PLAN
                              (includes Directors)
                   as amended February 21, 2002, May 15, 2003,
                         May 20, 2004 and May 19, 2005

     1.   Purpose.

The purpose of this Plan is to strengthen RadioShack Corporation (the "Company") by providing an incentive to its Eligible Employees (as hereinafter defined), and directors and thereby encouraging them to devote their abilities and industry to the success of the Company's business enterprise. It is intended that this purpose be achieved by extending to, Eligible Employees of the Company and its subsidiaries and to Eligible Directors (as defined below), an added long-term incentive for high levels of performance and unusual efforts through the grant of Incentive Stock Options and Nonqualified Stock Options (as each term is defined below).

     2.   Definitions.

     For purposes of the Plan:

     2.1 "Adjusted Fair Market Value" means, in the event of a Change in Control, the greater of (i) the highest price per Share paid to holders of the Shares in any transaction (or series of transactions) constituting or resulting in a Change in Control or (ii) the highest Fair Market Value of a Share during the ninety (90) day period ending on the date of a Change in Control.

     2.2 "Agreement" means the written agreement between the Company and an Optionee evidencing the grant of an Option and setting forth the terms and conditions thereof.

     2.3  "Board" means the Board of Directors of the Company.

     2.4 "Cause" means the commission of an act of fraud or intentional misrepresentation or an act of embezzlement, misappropriation or conversion of assets or opportunities of the Company or any Subsidiary.

     2.5 "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

     2.6 A "Change in Control" shall mean the occurrence during the term of the Plan and during the term of any Option issued under the Plan of:

          (a) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of fifteen percent (15%) or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Voting Securities which are acquired in a Non-Control Acquisition (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control.

          A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Subsidiary"),
(ii) the Company or its Subsidiaries, or (iii) any Person in connection with a Non-Control Transaction (as hereinafter defined);

          (b) The individuals who, as of June 1, 2004, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

          (c)  The consummation of:

                    (i) A merger, consolidation, reorganization or other business combination with or into the Company or in which securities of the Company are issued, unless

                             (A) the stockholders of the Company, immediately
before such merger, consolidation, reorganization or other business combination, own directly or indirectly immediately following such merger, consolidation, reorganization or other business combination, at least sixty percent (60%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation, reorganization or other business combination (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation, reorganization or other business combination,

                             (B) the individuals who were members of the
Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation, reorganization or other business combination constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, or a corporation beneficially directly or indirectly owning a majority of the combined voting power of the outstanding voting securities of the Surviving Corporation, or

                             (C) no Person other than (i) the Company, (ii) any
Subsidiary, (iii) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such merger, consolidation, reorganization or other business combination was maintained by the Company, the Surviving Corporation, or any Subsidiary, or (iv) any Person who, immediately prior to such merger, consolidation, reorganization or other business combination had Beneficial Ownership of fifteen percent (15%) or more of the then outstanding Voting Securities, has Beneficial Ownership of fifteen percent (15%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities, and

                    A transaction described in clauses (A) through (C) shall herein be referred to as a "Non-Control Transaction."

                    (ii) A complete liquidation or dissolution of the Company;
or

                    (iii) The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than (i) any such sale or disposition that results in at least fifty percent (50%) of the Company's assets being owned by one or more subsidiaries or (ii) a distribution to the Company's stockholders of the stock of a subsidiary or any other assets).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Voting Securities (X) as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this subsection (X)) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur, or (Y) and such Subject Person (1) within fourteen (14) Business Days (or such greater period of time as may be determined by action of the Board) after such Subject Person would otherwise have caused a Change in Control (but for the operation of this clause (Y)), such Subject Person notifies the Board that such Subject Person did so inadvertently, and (2) within seven (7) Business Days after such notification (or such greater period of time as may be determined by action of the Board), such Subject Person divests itself of a sufficient number of Voting Securities so that such Subject Person is no longer the Beneficial Owner of more than the permitted amount of the outstanding Voting Securities.


     2.7  "Code" means the Internal Revenue Code of 1986, as amended.

     2.8  "Committee" means a committee of the Board consisting of at least two
(2) members, all of who are Disinterested Directors, appointed by the Board to administer the Plan and to perform the functions set forth herein.

     2.9  "Company" means RadioShack Corporation, a Delaware Corporation.

     2.10 "Director Option" means an Option granted pursuant to Section 5.

     2.11 "Disability" means the suffering from a physical or mental condition which, in the opinion of the Committee based upon appropriate medical advice and examination and in accordance with rules applied uniformly to all employees of the Company, totally and permanently prevents the Optionee from performing the customary duties of his or her regular job with the Company.

     2.12 "Disinterested Director" means a director of the Company who is both a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act, and a "Outside Director" within the meaning of Section 162(m) of the Code.

     2.13 "Division" means any of the operating units or divisions of the Company.

     2.14 "Eligible Employee" means any officer or other key employee or consultant or advisor of the Company or a Subsidiary designated by the Committee as eligible to receive Options subject to the conditions set forth herein.

     2.15 "Eligible Director" means a director of the Company who is not an employee at the time of grant of the Company or any Subsidiary.

     2.16 "Employee Option" means an Option granted pursuant to Section 6.

     2.17 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     2.18 "Fair Market Value" on any date means the average of the high and low sales prices of the Shares on such date on the principal national securities exchange on which such Shares are listed or admitted to trading, or if such Shares are not so listed or admitted to trading, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Shares on such date, the Fair Market Value shall be the value established by the Board in good faith and, in the case of an Incentive Stock Option, in accordance with Section 422 of the Code.

     2.19 "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

     2.20 "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

     2.21 "Option" means an Employee Option, a Director Option, or either or both of them.

     2.22 "Optionee" means a person to whom an Option has been granted under the Plan.

     2.23 "Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

     2.24 "Plan or 2001 ISP" means the RadioShack Corporation 2001 Incentive Stock Plan.

     2.25 "Retirement" means a Director must have attained sixty (60) years of age and served as a Director for sixty (60) consecutive months preceding his or her resignation or retirement as a Director.

     2.26 "Shares" means the common stock, par value $1.00 per share, of the Company.

     2.27 "Subsidiary" means any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company.

     2.28 "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

     2.29 "Ten-Percent Stockholder" means an Eligible Employee, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

     3.   Administration.

     3.1 The Plan shall be administered by the Committee which shall hold meetings at such times as may be necessary for the proper administration of the Plan. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiation for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

     3.2 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

          (a) determine those individuals to whom Employee Options shall be granted under the Plan and the number of Incentive Stock Options and/or Nonqualified Stock Options to be granted to each Eligible Employee and to prescribe the terms and conditions (which need not be identical) of each Employee Option, including the purchase price per Share subject to each Employee Option, and make any amendment or modification to any Agreement consistent with the terms of the Plan; and

          (b) grant Shares to Eligible Employees, that are the subject of Options upon such terms and conditions as may be determined by the Committee in its sole and absolute discretion.

     3.3 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time:

          (a) to construe and interpret the Plan and the Options granted thereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable to make the Plan fully effective, and all decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees and all other persons having any interest therein;

          (b) to determine the duration and purposes for leaves of absence which may be granted to an Optionee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

          (c) to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

          (d) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

     3.4 During any calendar year no Eligible Employee may be granted Options in the aggregate in respect of more than 500,000 Shares.

     4.   Stock Subject to the Plan.

     4.1 The maximum number of Shares that may be made the subject of Options granted under the Plan is 9,200,000 Shares. Upon a Change in Capitalization the maximum number of Shares shall be adjusted in number and kind pursuant to
Section 9. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

     4.2  Upon the granting of an Option, the number of Shares available under
Section 4.1 for the granting of further Options shall be reduced by the number of Shares in respect of which the Option is granted.

     4.3 Whenever any outstanding Option or portion thereof expires, is canceled or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option, the Shares allocable to the expired, canceled or otherwise terminated portion of the Option may again be the subject of Options granted hereunder.

     5.   Director Plans.

          5A.  Option Grants to Eligible Directors.

          5A.1 Annual Grant. Subject to the provisions of Section 5C.1 hereof, each Eligible Director, who has served one year or more as of the date of grant, shall be granted Director Options on the first trading day of September of each year the Plan is in effect. Each Director Option granted shall be in respect of 16,000 Shares. The purchase price of each Director Option shall be as provided in Section 5A.3 and such Options shall be evidenced by an Agreement containing such other terms and conditions not inconsistent with the provisions of this Plan as determined by the Board; provided, however, that such terms shall not vary the timing of awards of Director Options, including provisions dealing with forfeiture or termination of such Director Options, and further such terms may not provide for a modification of a Director Option and the grant of a new Director Option in substitution for them which results in a Purchase Price (as defined in Section 5A.3 hereof) that is lower than the Purchase Price of the originally issued Director Option until authorized by the stockholders of the Corporation.

          5A.2 One Time Grant. Subject to the provisions of Section 5C.1 hereof, each newly appointed or elected Eligible Director who has not previously received a one-time grant under the Company's 1993 Incentive Stock Plan, 1997 Incentive Stock Plan, 1999 Incentive Stock Plan or hereunder, shall be granted an option on the date the Eligible Director attends his or her first Company Board meeting. Each Director Option granted under this Section shall be in respect of 20,000 Shares. The Purchase Price of each Director Option shall be as provided in Section 5A.3 and such Options shall be evidenced by an Agreement containing such other terms and conditions not inconsistent with the provisions of this Plan as determined by the Board; provided, however, that such terms shall not vary the timing of awards of Director Options, including provisions dealing with forfeiture or termination of such Director Options.

          5A.3 Purchase Price. The "Purchase Price" for Shares under each Director Option shall be equal to 100% of the Fair Market Value of such Shares on the date of grant.

          5A.4 Vesting. Subject to Section 7.4, each Director Option shall become exercisable with respect to one third (1/3) of the Shares effective as of each of the first, second and third annual anniversaries of the grant date; provided, however, that the Optionee continues to serve as a Director as of such dates. Notwithstanding the foregoing, if a Director's service terminates for any reason other than for Cause, all Director Options then held by the Director shall be fully vested on the date of such termination of service..

          5A.5 Duration. Each Director Option shall terminate on the date which is the tenth annual anniversary of the grant date, unless terminated earlier as follows:

               (a) If an Optionee's service as a Director terminates for any reason other than Cause, the Optionee (or, in the event of death of the Optionee, the person or persons to whom such rights under the Option shall pass by will, or by the laws of descent or distribution) may, for a period of three (3) years after such termination, exercise his or her Option, after which time the Option shall automatically terminate in full.

               (b) If an Optionee's service as a Director terminates for Cause, the Option granted to the Optionee hereunder shall immediately terminate in full and no rights thereunder may be exercised.

     5B.  Stock Purchase for Director Retainer and/or Meeting Fees.

          5B.1 Election to Participate.

               (a) Initial Year Election. Each Eligible Director may participate in this Section 5B. by filing an election to participate with the Company Secretary (the "Initial Year Election") at any time following his or her appointment or election. An Initial Year Election shall become effective with respect to either or both of the Eligible Director's meeting fees or annual retainer payable to him or her under the Eligible Director compensation plan in respect of each calendar month commencing with the first calendar month commencing after the receipt of the Initial Year Election by the Company Secretary and ending the subsequent December 31. An Eligible Director may, pursuant to an Initial Year Election, participate in this Section 5B. only at either a 50% or 100% level and may not change his or her level of participation except as provided in Section 5B.1 (b) below.

               (b) Annual Election. Each Eligible Director may, prior to December 31 of any year, elect to participate (or cease to participate ) or change his or her level of participation in this Section 5B. (an "Annual Election"). An Annual Election shall become effective with respect to either or both of the Eligible Director's meeting fees or annual retainer payable to him or her under the Eligible Director compensation plan in respect of the year commencing on January 1 next subsequent to the receipt of the Annual Election by the Company Secretary and shall continue for subsequent years unless changed pursuant to this Section 5B.1 (b). An Eligible Director may, pursuant to an Annual Election, participate in this Section 5B. only at either a 50% or 100% level and may not change his or her level of participation except as provided in this Section 5B.1(b).

          5B.2 Payment in Stock.

               (a) For the period commencing on the effective date of an Eligible Director's Initial Year Election through the next subsequent December 31, (i) each Eligible Director participating at the 100% level will be issued Shares (A) having a Fair Market Value (as of the first trading day immediately preceding the date of issuance) equal to the Eligible Director's annual retainer divided by twelve (12), then multiplied by the number of calendar months from the effective date of the Initial Year Election through the end of the calendar quarter in which the Initial Year Election was made; and (B) and for each calendar quarter remaining, if any, remaining in such Initial Year Election, equal to his or her annual retainer divided by four (4); and (ii) each Eligible Director participating at the 50% level will be issued Shares according to the calculation in clause (i) of this Section 5B.2 (a) but reduced by one-half. Shares will be issued in advance on the first day of the calendar quarter of the effective date of the Initial Year Election and in advance on the first day of each calendar quarter, if any, remaining in the calendar year of such Initial Election.

               (b) For each year commencing on January 1 in respect of which an Eligible Director has elected to participate in this Section 5B. pursuant to an Annual Election, (i) Shares will issued in advance on the first day of each calendar quarter to each Eligible Director participating at the 100% level having a Fair Market Value (as of the first trading day immediately preceding the date of issuance) equal to the Eligible Director's annual retainer divided by four (4); and (ii) Shares will be issued to each Eligible Director participating in this Section 5B. at the 50% level according to the calculation in clause (i) of this Section 5B.2(b) but reduced by one-half. Shares will be issued in advance of the first day of each calendar quarter.

               (c) For the period commencing on the effective date of an Eligible Director's Initial Year Election through the next subsequent December 31, (i) Shares will be issued to each Eligible Director participating at the 100% level having a Fair Market Value (as of the date of the meeting or if not a trading day then the first trading day immediately preceding the date of the meeting) equal to the Eligible Director's fee for attending the meeting; and
(ii) Shares will be issued to each Eligible Director participating at the 50% level according to the calculation in clause (i) of this Section 5B.2 (c) but reduced by one-half. Shares will be issued soon as practicable after each meeting.

               (d) For each year commencing on January 1 in respect of which an Eligible Director has elected to participate in this Section 5B. pursuant to an Annual Election, (i) Shares will be issued to each Eligible Director participating at the 100% level having a Fair Market Value (as of the date of the meeting or if not a trading day then the first trading day immediately preceding the date of the meeting) equal to the Eligible Director's fee for attending the meeting; and (ii) Shares will be issued to each Eligible Director participating in this Section 5B. at the 50% level according to the calculation in clause (i) of this Section 5B.2(d) but reduced by one-half. Shares will be issued as soon as practicable after each meeting.

               (e) The issuance of Shares to an Eligible Director participating in this Section 5B. shall represent payment in lieu of 50% or 100%, as applicable, of the Eligible Director's annual retainer for the period in respect of which the Initial Year Election or the Annual Election is in effect.

               (f) The issuance of Shares to an Eligible Director participating in this Section 5B. shall represent payment in lieu of 50% or 100%, as applicable, of the Eligible Director's meeting fees for each meeting attended in respect of which the Initial Year Election or the Annual Election is in effect.

          5B.3 Distribution. Shares will be distributed to the Eligible Director as soon as practicable after issuance. No fractional Share will be issued to any Eligible Director. Any amount not used for the acquisition of a Share will be paid to the Eligible Director in cash.


     6.   Option Grants for Eligible Employees.

     6.1 Authority of Committee. Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Eligible Employees who will receive Options (each an "Employee Option"), the terms and conditions of which shall be set forth in an Agreement; provided, however, that no person shall receive any Incentive Stock Options unless he or she is an employee of the Company, a Parent or a Subsidiary at the time the Incentive Stock Option is granted.

     6.2 Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares under each Employee Option shall be determined by the Committee and set forth in the Agreement; provided, however, that the purchase price per Share under each Incentive Stock Option shall not be less than 100% of the Fair Market Value of a Share on the date the Incentive Stock Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) and the purchase price per Share under each Nonqualified Stock Option shall not be less than the Fair Market Value of a Share on the date the Nonqualified Stock Option is granted.

     6.3 Maximum Duration. Employee Options granted hereunder shall be for such term as the Committee shall determine, provided that an Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) and a Nonqualified Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted. The Committee may, subsequent to the granting of any Employee Option, extend the term thereof but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

     6.4 Vesting. Subject to Section 7.4 hereof, each Employee Option shall become exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Employee Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time.

     6.5 Modification or Substitution. The Committee may, in its discretion, modify outstanding Employee Options or accept the surrender of outstanding Employee Options (to the extent not exercised) and grant new Options in substitution for them. Notwithstanding the foregoing, (i) no modification of an Employee Option shall adversely alter or impair any rights or obligations under the Employee Option without the Optionee's consent, and (ii) no modification or surrender of an outstanding option and the grant of new Options in substitution for them which results in a purchase price (as defined in Section 6.2 hereof) that is lower than the purchase price of the originally issued Option shall be effective until authorized by the stockholders of the Corporation.

     7.   Terms and Conditions Applicable to All Options.

     7.1 Transferability. Unless otherwise provided by the Committee, no Option granted hereunder shall be transferable by the Optionee to whom granted otherwise than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. The terms of such Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

     7.2 Method of Exercise. The exercise of an Option shall be made only by a written notice delivered in person, by facsimile, electronic means, or by mail to such person, entity and location as may be designated by the Corporate Secretary of the Company, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise by any one or a combination of the following: (i) cash or (ii) transferring Shares to the Company upon such terms and conditions as determined by the Committee. Notwithstanding the foregoing, the Committee shall have discretion to determine at the time of grant of each Employee Option or at any later date (up to and including the date of exercise) the form of payment acceptable in respect of the exercise of such Employee Option. The written notice pursuant to this Section 7.2 may also provide instructions from the Optionee to the Company that upon receipt of the purchase price in cash from the Optionee's broker or dealer, that has been approved by the Company, designated as such on the written notice, in payment for any Shares purchased pursuant to the exercise of an Option, the Company shall issue such Shares directly to the designated broker or dealer that has been approved by the Company. Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

     7.3 Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered the Shares to the Optionee or his designated broker or dealer that has been approved by the Company and (iii) the Optionee's name or the name of his designated broker or dealer that has been approved by the Company shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares.

     7.4 Effect of Change in Control. Notwithstanding anything contained in the Plan to the contrary, unless an Agreement evidencing an Option provides otherwise, in the event of a Change in Control the Option shall become immediately and fully exercisable. In addition, an Agreement evidencing an Option may provide that the Optionee will be permitted to surrender for cancellation within sixty (60) days after such Change in Control, the Option or portion of the Option to the extent not yet exercised and the Optionee will be entitled to receive a cash payment in an amount equal to the excess, if any, of
(x) (A) in the case of a Nonqualified Stock Option, the greater of (1) the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered or (2) the Adjusted Fair Market Value of the Shares subject to the Option or portion thereof surrendered or (B) in the case of an Incentive Stock Option, the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered, over (y) the aggregate purchase price for such Shares under the Option or portion thereof surrendered. In the event an Optionee's employment with, or service as a Director of, the Company terminates following a Change in Control, each Option held by the Optionee that was exercisable as of the date of termination of the Optionee's employment or service shall remain exercisable for a period ending not before the earlier of (A) the first annual anniversary of the termination of the Optionee's employment or service or (B) the expiration of the stated term of the Option.

     8. Effect of a Termination of Employment. The Agreement evidencing the grant of each Employee Option shall set forth the terms and conditions applicable to such Employee Option upon a termination or change in the status of the employment of the Optionee by the Company, a Subsidiary or a Division (including a termination or change by reason of the sale of a Subsidiary or a Division), as the Committee may, in its discretion, determine at the time the Employee Option is granted or thereafter.

     9.   Adjustment Upon Change in Capitalization.

          (a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to the (i) maximum number and class of Shares or other stock or securities with respect to which Options may be granted under this Plan; (ii) the number and class of Shares or other stock or securities which are subject to Director Options issuable under
Section 5; (iii) the number and class of Shares or other stock or securities which are subject to outstanding Options granted under this Plan, and the purchase price therefor, if applicable; and (iv) the maximum number and class of Shares or other stock or securities with respect to which Options may be granted to any Eligible Employee.

          (b) Any such adjustment in the Shares or other stock or securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

          (c) Any stock adjustment in the Shares or other stock or securities subject to outstanding Director Options (including any adjustments in the purchase price) shall be made only to the extent necessary to maintain the proportionate interest of the Optionee and preserve, without exceeding, the value of such Director Option.

          (d) If, by reason of a Change in Capitalization, an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities, such new additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Option prior to such Change in Capitalization.

     10. Effect of Certain Transactions. Subject to Section 7.4, in the event of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company (a "Transaction"), this Plan and the Options issued hereunder shall continue in effect in accordance with their respective terms and each Optionee shall be entitled to receive in respect of each Share subject to any outstanding Options upon exercise of any Option, the same number and kind of stock, securities, cash, property, or other consideration that each holder of a Share was entitled to receive immediately prior to the Transaction in respect of a Share.

     11. Termination and Amendment of the Plan. The Plan shall terminate May 31, 2011 and no Option may be granted thereafter. The Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that:

          (a) No such amendment, modification, suspension or termination shall impair or adversely alter any Options therefore granted under the Plan, except with the consent of the Optionee, nor shall any amendment, modification, suspension or termination deprive any Optionee of any Shares which he or she may have acquired through or as a result of the Plan;

          (b) To the extent necessary under applicable law, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations;

          (c) The provisions of Section 5 shall not be amended more often than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder; and

          (d) Unless theretofore approved by the stockholders of the Company, no amendment or modification of the Plan shall provide for: (i) the purchase price per Share of an Option to be less than 100% of the Fair Market Value of a Share on the date the Option was granted; (ii) the provision for the awards of restricted stock, stock appreciation rights or performance awards; or (iii) subject to Section 9. of the Plan, an increase the number of Shares subject to Option grants under the Plan.

     12. Non-Exclusivity of the Plan. The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangements or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

     13. Limitation of Liability. As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

          (i) give any person any right to be granted an Option other than at the sole discretion of the Committee;

          (ii) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

          (iii) limit in any way the right of the Company or any Subsidiary to terminate the employment of any person at any time; or

          (iv) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

     14.  Regulations and Other Approvals; Governing Law.

     14.1 Except as to matters of federal law, this Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Texas without giving effect to conflict of laws principles.

     14.2 The obligation of the Company to sell or deliver Shares with respect to Options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

     14.3 The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and Section 162 (m) of the Code, and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule and Section 162(m) of the Code shall be inoperative and shall not affect the validity of the Plan.

     14.4 The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Employees granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

     14.5 Each Option is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option, no Options shall be granted, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

     14.6 Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to an Option granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately legended to reflect their status as restricted securities as aforesaid.

     15. Pooling Transactions. Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event of a Change in Control which is also intended to constitute a pooling transaction under the Code, the Committee shall take such actions, if any, as are specifically recommended by an independent accounting firm retained by the Company to the extent reasonably necessary to assure that the pooling transaction will qualify as such, including but not limited to (i) deferring the vesting, exercise, payment, settlement or lapsing of restrictions with respect to any Option, (ii) providing that the payment or settlement in respect of any Option be made in the form of cash, Shares or securities of a successor or acquirer of the Company, or a combination of the foregoing, and (iii) providing for the extension of the term of any Option to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any Option.

     16.  Miscellaneous.

     16.1 Multiple Agreements. The terms of each Option may differ from other Options granted under this Plan at the same time, or at some other time. The Committee may also grant more than one Option to a given Eligible Employee during the term of this Plan, either in addition to, or in substitution for, one or more Options previously granted to that Eligible Employee.

     16.2 Withholding of Taxes.

          (a) The Company shall have the right to deduct from any distribution of cash to any Director or Optionee, an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the "Withholding Taxes") with respect to the receipt of any retainer fee or Option. If a Director or Optionee is to experience a taxable event in connection with the receipt of Shares pursuant to a payment in stock or Option exercise (a "Taxable Event"), the Director or Optionee shall pay the Withholding Taxes to the Company prior to the issuance, or release from escrow, of such Shares. In satisfaction of the obligation to pay Withholding Taxes to the Company, the Director or Optionee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee or Company Secretary, as applicable, to have withheld a portion of the Shares then issuable to him or her having an aggregate Fair Market Value, on the date preceding the date of such issuance, equal to the Withholding Taxes. The Committee may, by the adoption of rules or otherwise, (i) modify the provisions of this Section 16.2 (other than as regards Director Options) or impose such other restrictions or limitations on Tax Elections as may be necessary to ensure that the Tax Elections will be exempt transactions under Section 16(b) of the Exchange Act, and (ii) permit Tax Elections to be made at such other times and subject to such other conditions as the Committee determines will constitute exempt transactions under Section 16(b) of the Exchange Act.

          (b) If an Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Secretary of the Company at the Company's principal executive office.

          (c) The Committee shall have the authority, at the time of grant of an Employee Option under the Plan or at any time thereafter, to award tax bonuses to designated Optionees, to be paid upon their exercise of Employee Options granted hereunder. The amount of any such payments shall be determined by the Committee. The Committee shall have full authority in its absolute discretion to determine the amount of any such tax bonus and the terms and conditions affecting the vesting and payment thereof.

     17. Effective Date. The effective date of the Plan shall be June 1, 2001, after the date of its adoption by the Board, and the approval by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at the meeting of stockholders duly held in accordance with the applicable laws of the State of Delaware on May 17, 2001.

                                                                    Exhibit 10.4
























                              AMENDED AND RESTATED

                    RADIOSHACK 2004 DEFERRED STOCK UNIT PLAN

                           FOR NON-EMPLOYEE DIRECTORS

























                      Effective Date of Amendment and Restatement:  May 19, 2005

                                TABLE OF CONTENTS

ARTICLE ONE - NAME AND PURPOSE.................................................1
  1.1      Name................................................................1
  1.2      Purpose.............................................................1

ARTICLE TWO - DEFINITIONS......................................................1
  2.1      Beneficiary.........................................................1
  2.2      Board of Directors..................................................1
  2.3      Business Day........................................................1
  2.4      Change in Control...................................................1
  2.5      Code................................................................2
  2.6      Committee...........................................................2
  2.7      Common Stock........................................................3
  2.8      Company.............................................................3
  2.9      Consent.............................................................3
  2.10     Date of Grant.......................................................3
  2.11     Deferred Stock Unit.................................................3
  2.12     Deferred Stock Unit Agreement.......................................3
  2.13     Director............................................................3
  2.14     Distributed Stock...................................................3
  2.15     Effective Date......................................................3
  2.16     Eligible Director...................................................3
  2.17     Grant...............................................................3
  2.18     Grantee.............................................................4
  2.19     New Director........................................................4
  2.20     Normal Retirement Date..............................................4
  2.21     Payment Event.......................................................4
  2.22     Plan................................................................4
  2.23     Plan Action.........................................................4
  2.24     Plan Year...........................................................4
  2.25     Rule 16b-3..........................................................4
  2.26     Stockholder.........................................................4
  2.27     Subsidiary..........................................................4
  2.28     Termination of Directorship.........................................4

ARTICLE THREE - ADMINISTRATION.................................................4
  3.1      Plan Administration.................................................4
  3.2      Powers and Duties of the Committee..................................4
  3.3      Governance of the Committee.........................................5
  3.4      Limitation of Liability.............................................5
  3.5      Administrative Plan Years...........................................5

ARTICLE FOUR - PARTICIPATION...................................................5
  4.1      Participation.......................................................5
  4.2      Grantees............................................................5

ARTICLE FIVE - STOCK AVAILABLE FOR GRANTS......................................5
  5.1      Available Stock.....................................................5
  5.2      Source of Stock.....................................................6

ARTICLE SIX - DEFERRED STOCK UNIT GRANTS.......................................6
  6.1      Granting of Deferred Stock Units....................................6
  6.2      Deferred Stock Unit Agreements......................................6
  6.3      Vesting of Deferred Stock Units.....................................6
  6.4      Stockholder Rights..................................................6
  6.5      Dividend Equivalents................................................6

ARTICLE SEVEN - RESTRICTIONS ON DEFERRED STOCK UNITS...........................7
  7.1      Transfer Restrictions...............................................7
  7.2      Other Restrictions..................................................7

ARTICLE EIGHT - PAYMENT OF COMMON STOCK........................................7
  8.1      Vested Deferred Stock Units.........................................7
  8.2      Satisfaction of Grantee's Tax Obligations...........................7
  8.3      Delivery of Distributed Stock.......................................8
  8.4      Deferral of Distributed Stock.......................................8

ARTICLE NINE - BENEFICIARY DESIGNATION.........................................8
  9.1      Procedures for Beneficiary Designation..............................8
  9.2      Default Beneficiaries...............................................8

ARTICLE TEN - AMENDMENTS.......................................................9
  10.1     Plan May Be Amended.................................................8
  10.2     Limitations on Plan Amendment.......................................9

ARTICLE ELEVEN - TERMINATION...................................................9
  11.1     Plan Termination....................................................9
  11.2     Stockholder Approval................................................9

ARTICLE TWELVE - MISCELLANEOUS.................................................9
  12.1     Consents............................................................9
  12.2     Other Payments or Awards............................................9
  12.3     Section Headings....................................................9
  12.4     Number..............................................................9
  12.5     Waiver..............................................................9
  12.6     Governing Law.......................................................9
  12.7     Participant Rights.................................................10

                                   ARTICLE ONE
                                NAME AND PURPOSE

     1.1 Name. The name of this Plan shall be the RadioShack 2004 Deferred Stock Unit Plan for Non-Employee Directors.

     1.2 Purpose. The Plan is maintained to advance the interests of the Company and its Stockholders by affording to Eligible Directors of the Company an opportunity to acquire or increase their proprietary interest in the Company, thereby aligning their interests with Stockholders, and increasing their incentive for enhancing Stockholder value. Grants of Deferred Stock Units pursuant to the Plan to Eligible Directors shall be in lieu of option grants to Eligible Directors pursuant to the Company's 1997, 1999 and 2001 Incentive Stock Plans.


                                   ARTICLE TWO
                                   DEFINITIONS

     2.1 Beneficiary. "Beneficiary" means the person, persons, entity or entities so designated, or deemed to be designated, by a Grantee pursuant to Article Nine.

     2.2 Board of Directors. "Board of Directors" means the Board of Directors of the Company, as constituted from time to time.

     2.3 Business Day. "Business Day" means each Monday through Friday in which national banks located in the State of Texas are open for business.

     2.4 Change in Control. "Change in Control" shall mean the occurrence during the term of the Plan and during the term of any Deferred Stock Unit issued under the Plan of:

     (a) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of fifteen percent (15%) or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Controlled Subsidiary"), (ii) the Company or its Controlled Subsidiaries, or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

     (b) The individuals who, as of the Effective Date, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

     (c)  Approval by stockholders of the Company of:

          (i) A merger, consolidation or reorganization involving the Company, unless

               (A) the stockholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least sixty percent (60%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

               (B) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, and

               (C) no Person other than the Company, any Controlled Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation, or any Controlled Subsidiary, or any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of fifteen percent (15%) or more of the then outstanding Voting Securities has Beneficial Ownership of fifteen percent (15%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities.

          For purposes of this Section 2.4(c)(i), a transaction described in clauses (A) through (C) shall herein be referred to as a "Non-Control Transaction."

          (ii)  A complete liquidation or dissolution of the Company; or

          (iii) An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Controlled Subsidiary).

     Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

     2.5 Code. "Code" means the Internal Revenue Code of 1986, as amended, and any lawful regulations or pronouncements thereunder. Whenever reference is made to a specific Code section, such reference shall be deemed to be a reference to any successor Code section or sections with the same or similar purpose.

     2.6 Committee. "Committee" means the Management Development and Compensation Committee of the Board of Directors, as constituted from time to time (including any successor committee under any different name), which shall:

     (a) consist of at least three (3) Directors, each of whom shall be an "outside director" of the Company (within the meaning of Code Section 162(m)) and a "nonemployee director" of the Company (within the meaning of Rule 16b-3); and

     (b) be authorized by the Board to exercise all authority granted to it under this Plan and any Board actions.

     2.7 Common Stock. "Common Stock" means shares of common stock of RadioShack Corporation, with par value of one dollar ($1.00) per share.

     2.8 Company. "Company" means RadioShack Corporation, a Delaware corporation, or any corporation or entity that is a successor to RadioShack Corporation or substantially all of the assets of RadioShack Corporation, that assumes the obligations of RadioShack Corporation under this Plan by operation of law or otherwise.

     2.9  Consent. The term "Consent" means, with respect to any Plan Action,
(i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation; (ii) any and all written agreements and representations by the Grantee with respect to the acquisition or disposition of shares of Common Stock, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made; and (iii) any and all consents, clearances and approvals by any governmental or other regulatory bodies.

     2.10 Date of Grant. "Date of Grant" means the date the Committee makes a Grant to an Eligible Director as specified in the Deferred Stock Unit Agreement.

     2.11 Deferred Stock Unit. "Deferred Stock Unit" means a deferred stock unit that has been granted to a Grantee in accordance with, and subject to, the terms and conditions of this Plan.

     2.12 Deferred Stock Unit Agreement. "Deferred Stock Unit Agreement" means a written agreement executed by the Company and a Grantee effecting, and establishing the terms and conditions of, a Grant of Deferred Stock Units to such Grantee under this Plan.

     2.13 Director.  "Director" means a member of the Board of Directors.

     2.14 Distributed Stock. "Distributed Stock" shall have the meaning set forth in Section 8.1.

     2.15 Effective Date "Effective Date" means the effective date of the Plan which is, contingent upon approval of the Company's Stockholders, June 1, 2004.

     2.16 Eligible Director.  "Eligible Director" means a Director who is:

     (a)  not a common law employee of the Company or any of its Subsidiaries;
and

     (b)  entitled to participate in the Plan pursuant to Section 4.1.

A Director who is also a common law employee of the Company or any of its Subsidiaries shall, to the extent permitted by law or the New York Stock
Exchange rules, become eligible to participate in this Plan only after termination of such employment.

     2.17 Grant. "Grant" means a grant of Deferred Stock Units which are nontransferable and subject to the terms and conditions of this Plan and any related Deferred Stock Unit Agreement.

     2.18 Grantee. "Grantee" means an Eligible Director to whom a Grant has been made in accordance with Article Six.

     2.19 New Director. "New Director" means an Eligible Director who attends his or her initial meeting of the Board of Directors on or after the Effective Date.

     2.20 Normal Retirement Date. "Normal Retirement Date" means the date on which the Grantee mandatorily retires as a result of attaining "retirement age" under the Company's Corporate Governance Framework, which currently requires retirement prior to the annual meeting of shareholders following his or her 72nd birthday.

     2.21 Payment Event.  "Payment Event" shall have the meaning set forth in
Section 8.1

     2.22 Plan. "Plan" means the RadioShack 2004 Deferred Stock Unit Plan for Non-Employee Directors, as amended from time to time.

     2.23 Plan Action. Any Grant under the Plan, the issuance of shares of Common Stock or other rights under the Plan, or the taking of any other action under the Plan.

     2.24 Plan Year. "Plan Year" means the twelve (12) month period beginning June 1 and ending on May 31.

     2.25 Rule 16b-3. "Rule 16b-3" means Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and any successor rule or rules with the same or similar purpose.

     2.26 Stockholder. "Stockholder" means an individual or entity that owns one (1) or more shares of Common Stock.

     2.27 Subsidiary. "Subsidiary" means any entity in which the Company owns, directly or indirectly, stock or other ownership interests possessing at least eighty percent (80%) or more of the total combined voting power of all classes of stock or other ownership interests entitled to vote or at least eighty percent (80%) of the total value of shares of all classes of stock or other ownership interests of such entity as determined pursuant to Code section 1563(a)(1), but only during the period any such entity would be so defined. "Subsidiary" also means a 100% owned entity in which a check-the-box election under Code section 7701 has been made.

     2.28 Termination of Directorship. "Termination of Directorship" means the termination of an individual's status as a Director for any reason whatever, whether voluntarily or involuntarily, including death of the Director.


                                  ARTICLE THREE
                                 ADMINISTRATION

     3.1 Plan Administration. Unless otherwise specified by the Board of Directors, this Plan shall be administered by the Committee. The Board of Directors may, in its sole discretion, at any time and from time to time, by an official action, resolve to administer the Plan effective as of a date specified in such action. In the event the Board of Directors exercises its discretion to administer the Plan, all references to the "Committee" herein shall be deemed to be references to the "Board of Directors."

     3.2 Powers and Duties of the Committee. The Committee shall have the sole and exclusive authority and discretion to: (i) exercise all powers granted to it under the Plan and under any Board of Directors' action; (ii) construe, interpret, and implement the Plan, any Deferred Stock Unit Agreement and related documents; (iii) cause the Company to enter into Deferred Stock Unit Agreements with Eligible Directors (including, but not limited to, the authority to prescribe the form of such Deferred Stock Unit Agreements and the legend, if any, to be affixed to the certificates representing such shares issued under this Plan); (iv) prescribe, amend and rescind rules and interpretations relating to the Plan; (v) make all determinations necessary or advisable in administering the Plan; (vi) correct any defect, supply any omission and reconcile any inconsistency in or between the Plan, any Deferred Stock Unit Agreement and related documents; and (vii) designate one or more persons or agents to carry out any or all of its administrative duties hereunder (provided that none of the duties required to be performed by the Committee under Rule 16b-3, or Article Six below, may be delegated to any other person or agent). The Company shall furnish the Committee with such clerical and other assistance as is necessary for the performance of the Committee's duties under this Plan.

     3.3 Governance of the Committee. All actions of the Committee with respect to the Plan shall require the affirmative vote of a majority of its members present at a meeting at which a quorum is present (in person, telephonically, electronically or as otherwise permitted by the Committee's governing documents). The determination of the Committee, in its sole and exclusive discretion, on all matters relating to the Plan, any Deferred Stock Unit Agreement or related documents shall be conclusive.

     3.4 Limitation of Liability. No member of the Committee or any of its designees who are employees of the Company shall be liable for any action or determination made in good faith with respect to the Plan, any Deferred Stock Unit Agreement or related documents.

     3.5 Administrative Plan Years. The Plan shall be administered and operated on the basis of the Plan Year.


                                  ARTICLE FOUR
                                  PARTICIPATION

     4.1 Participation. All Eligible Directors shall participate in the Plan and be eligible to receive Grants pursuant to Article Six.

     4.2 Grantees. An Eligible Director designated pursuant to Section 4.1 shall be deemed to be a Grantee upon execution of a Deferred Stock Unit Agreement between such Eligible Director and the Company in accordance with Article Six. An Eligible Director shall remain a Grantee until such time as he or she no longer has any Deferred Stock Units subject to the terms of this Plan or any Deferred Stock Unit Agreement.


                                  ARTICLE FIVE
                           STOCK AVAILABLE FOR GRANTS

     5.1 Available Stock. Deferred Stock Units representing up to one million (1,000,000) shares of Common Stock may be granted under this Plan. In the event that the number or kind of outstanding shares of Common Stock of the Company shall be changed by reason of recapitalization, reorganization, redesignation, merger, consolidation, stock split, stock dividend, combination or exchange of shares, exchange for other securities, or the like, the number and kind of Deferred Stock Units representing Common Stock that may thereafter be issued under this Plan, along with any Deferred Stock Units then outstanding, may be appropriately adjusted as determined by the Committee so as to reflect such change. In accordance with (and without limitation upon) the foregoing, Deferred Stock Units available under this Plan and covered by Grants that expire, terminate, are forfeited or are canceled for any reason whatever shall again become available for Grants under this Plan.

     5.2 Source of Stock. The Distributed Stock that may be issued under this Plan pursuant to Section 8.1 shall be made available from authorized and unissued shares or treasury shares of Common Stock of the Company.


                                   ARTICLE SIX
                           DEFERRED STOCK UNIT GRANTS

     6.1  Granting of Deferred Stock Units.

     (a) Each New Director shall receive a one-time Grant of 5,000 Deferred Stock Units on the date such New Director attends his or her initial meeting of the Board of Directors as a Director.

     (b) On the first Business Day in June of each Plan Year, each Eligible Director on such date who has served as a Director for one year or more as of June 1 of such Plan Year shall be Granted 3,500 Deferred Stock Units, or such lesser amount as the Committee may determine.

     (c) All Grants shall be subject to the terms of this Plan, a Deferred Stock Unit Agreement and such other terms and conditions as the Committee shall deem necessary or appropriate.

     6.2 Deferred Stock Unit Agreements. The granting of Deferred Stock Units to an Eligible Director under this Plan shall be contingent on such Eligible Director executing a Deferred Stock Unit Agreement in the form prescribed by the Committee. Each Deferred Stock Unit Agreement shall (i) indicate the number of Deferred Stock Units granted to the Eligible Director; (ii) indicate the effective date of the Grant; (iii) include provisions reflecting the vesting of the Deferred Stock Units under this Plan; and (iv) include any other terms, conditions or restrictions the Committee deems necessary or appropriate.

     6.3  Vesting of Deferred Stock Units.

     (a) The Deferred Stock Units shall vest in three (3) equal amounts on the first, second and third anniversaries of the Date of Grant, provided that the Grantee is an Eligible Director on each such vesting date.

     (b) Upon the occurrence of a Payment Event, the Grantee shall forfeit to the Company, without consideration therefor, all unvested Deferred Stock Units, and such Deferred Stock Units shall be available for future Grants as provided in Section 5.1.

     (c) Notwithstanding the preceding, however, all unvested Deferred Stock Units held by a Grantee shall immediately vest in the event of (i) a Change in Control, (ii) the death of the Grantee, (iii) the date the Committee determines, in its sole discretion, that the Grantee is totally disabled, (iv) the Grantee's Normal Retirement Date, or (v) the Grantee's Termination of Directorship.

     6.4 Stockholder Rights. A Grantee shall have no voting rights, dividend rights or any other rights as a Stockholder with respect to any Deferred Stock Units granted to him or her under this Plan. In addition, a Grantee shall not have any rights as a Stockholder with respect to any shares of Common Stock issuable pursuant to the Deferred Stock Units until the date on which a stock certificate (or certificates) representing such Common Stock is issued

     6.5  Dividend Equivalents.  Notwithstanding Section 6.4 above:

     (a) If on any date, while the Grantee is an Eligible Director, the Company shall pay any dividend on the Common Stock (other than a dividend payable in Common Stock), the number of Deferred Stock Units credited to the Grantee (including any unvested Deferred Stock Units) shall as of such payment date be increased by an amount equal to: (x) the product of the number of Deferred Stock Units credited to the Grantee (including any unvested Deferred Stock Units) as of the record date for such dividend multiplied by the per share amount of any dividend (or, in the case of any dividend payable in property other than cash, the per share value of such dividend, as determined in good faith by the Board), divided by (y) the closing price of the Common Stock on the payment date for such dividend. Accounts shall be credited with fractional Deferred Stock Units, rounded to the third decimal place.

     (b) If on any date, while the Grantee is an Eligible Director, the Company shall pay any dividend on Common Stock that is payable in Common Stock, the number of Deferred Stock Units credited to the Grantee (including any unvested Deferred Stock Units) shall be increased by an amount equal to the product of:
(x) the number of Deferred Stock Units credited to the Grantee (including any unvested Deferred Stock Units) as of the record date for such dividend and (y) the number of shares of Common Stock (including any fraction thereof) payable as a dividend on a share of Common Stock. Accounts shall be credited with fractional Deferred Stock Units, rounded to the third decimal place.

     (c) Deferred Stock Units credited to Grantees in connection with a dividend on Common Stock pursuant to Section 6.5(a) shall immediately vest.


                                  ARTICLE SEVEN
                      RESTRICTIONS ON DEFERRED STOCK UNITS

     7.1 Transfer Restrictions. Deferred Stock Units shall not be sold, assigned, exchanged, pledged, hypothecated, transferred or otherwise disposed of.

     7.2  Other Restrictions. The Committee may impose restrictions on
Deferred Stock Units in addition to, or different from, those described in this Plan, as it deems necessary or appropriate. Grants to different Grantees may be made upon different terms with different conditions or restrictions. Grants may vary from time to time and from Grantee to Grantee. The Committee may not materially increase the benefits of any Grantee.


                                  ARTICLE EIGHT
                             PAYMENT OF COMMON STOCK

     8.1  Vested Deferred Stock Units. Upon the earlier of

     (a)  thirty (30) days after a Termination of Directorship or

     (b)  the date of a Change in Control

(such event referred to as a "Payment Event"), then, subject to the terms of this Plan and any applicable Deferred Stock Unit Agreement, the Company shall deliver, or cause to be delivered, to the Grantee a number of shares of Common Stock equal to the aggregate number of vested Deferred Stock Units credited to the Grantee as of such date (including Deferred Stock Units vesting pursuant to Section 6.3(c) hereof) (the "Distributed Stock"); provided, however, that the Grantee may elect to defer distribution of Distributed Stock pursuant to Section
8.4 hereof. The Committee shall notify a Grantee (or his or her Beneficiary, if applicable) of the occurrence of a Payment Event within an administratively practicable time. The Grantee shall receive cash in lieu of the distribution of Common Stock for fractional Deferred Stock Units, based on the closing price of the Common Stock on the date of distribution of the Distributed Stock.

     8.2 Satisfaction of Grantee's Tax Obligations. On one or more demands by the Company from time to time, Grantee shall pay to the Company any taxes that the Company reasonably determines it is required to withhold under applicable tax laws with respect to the Deferred Stock Units or the issuance of Distributed Stock pursuant to any award. Grantee may satisfy such tax withholding obligation by instructing the Company to withhold shares of Distributed Stock to satisfy the minimum tax withholding amount permissible under the method that results in the least amount withheld. The Grantee shall provide the Committee and the Company with such additional information or documents as may be necessary for the Committee or the Company to discharge their respective obligations under this Section.

     8.3 Delivery of Distributed Stock. As promptly as practicable following the sale of a portion of a Grantee's Distributed Stock withheld in accordance with Section 8.2, if it has not already done so, the Committee shall cause the Distributed Stock to be issued to the Grantee (other than those shares of Distributed Stock the distribution of which has been deferred pursuant to
Section 8.4). In addition, the Committee shall cause the Company to deliver the proceeds of the sale of shares of the Grantee's Distributed Stock pursuant to
Section 8.2 to the Internal Revenue Service and/or other taxing authority in satisfaction of the Grantee's tax liability, arising from the issuance of the certificates. In the event of a Grantee's death, such certificates shall be delivered to the Grantee's Beneficiary, determined in accordance with Article Nine.

     8.4 Deferral of Distributed Stock. Prior to the distribution of Distributed Stock, a Grantee may elect to defer distribution of the Distributed Stock by providing written notice of such election to the Committee. Distributed Stock deferred under this Section 8.4 will be distributed to the Grantee based on one of the two following elections made by the Grantee: (a) consecutive substantially equal annual installments (up to a maximum of ten) beginning on January 15 of a specified year, or (b) a lump sum payment on a specified date not less than sixty (60) days nor more than ten years from the Payment Event. With respect to any dividends payable on Distributed Stock that Grantee has deferred under this Section 8.4, such dividends shall be directly paid in cash to the Grantee. If a Grantee should die before all deferred shares of Distributed Stock have been distributed, such remaining deferred shares shall be promptly paid to the Grantee's Beneficiary or otherwise pursuant to Section 9.2.


                                  ARTICLE NINE
                             BENEFICIARY DESIGNATION

     9.1 Procedures for Beneficiary Designation. A Grantee may designate a Beneficiary or Beneficiaries to receive any shares of Distributed Stock or other amounts that become payable on account of the Grantee's death, in such manner as the Committee may require.

     9.2 Default Beneficiaries. If a Grantee has not designated a Beneficiary or Beneficiaries in accordance with Section 9.1, any shares of Distributed Stock shall be distributed to the person or persons in the first of the following classes in which there are any survivors of such Grantee:

     (a)  his or her spouse at the time of death;

     (b)  the executor or administrator of his or her estate;

     (c)  his or her issue per stirpes; and

     (d)  his or her parents.


                                   ARTICLE TEN
                                   AMENDMENTS

     10.1 Plan May Be Amended. Subject to Section 10.2, the Board of Directors may amend this Plan for any reason and at any time.

     10.2 Limitations on Plan Amendment. Except as otherwise provided in
Section 5.1, no amendment shall increase the maximum number of shares of Common Stock that may be granted under this Plan without the further approval of the Stockholders. Furthermore, any amendment to this Plan meeting the definition of a "material revision" (or any successor definition) under the listing requirements of the New York Stock Exchange shall be approved by the Stockholders as required by such listing requirements. No amendment to this Plan shall materially and adversely modify or impair the then existing rights of Grantees without such individual's written consent.


                                 ARTICLE ELEVEN
                                   TERMINATION

     11.1 Plan Termination. Awards may be made under this Plan until May 31, 2014. Notwithstanding the preceding, the Board of Directors may terminate this Plan for any reason, or no reason, and at any time. Except as otherwise provided in Section 11.2, Plan termination shall not materially and adversely modify or impair the then existing rights of Grantees without such individual's written consent.

     11.2 Stockholder Approval. This Plan shall immediately terminate if the Plan is not approved by a majority of the outstanding shares of Common Stock present (in person, telephonically, electronically, by proxy or its equivalent or as otherwise permitted by the Company's governing documents) and entitled to vote at the Company's 2004 Annual Meeting of Stockholders. Notwithstanding any Plan provision to the contrary, in the event of such a termination, all Grants of Deferred Stock Units under the Plan, if any, shall be revoked and the Plan shall be deemed null and void ab initio. In the event of such a termination, the Company, the Board of Directors, the Committee and the Subsidiaries shall not be liable for any Grants under this Plan.


                                 ARTICLE TWELVE
                                  MISCELLANEOUS

     12.1 Consents. If the Committee shall at any time determine that any Consent is necessary or desirable as a condition to, or in connection with, any Plan Action, then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee, or the Committee may require that such Plan Action be taken only in such manner as to make such Consent unnecessary.

     12.2 Other Payments or Awards. Nothing contained in the Plan shall be deemed to in any way limit or restrict the Company, any Subsidiary, the Board of Directors or the Committee from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

     12.3 Section Headings. The section headings contained herein are for purposes of convenience only and are not intended to define or limit the contents of said sections.

     12.4 Number. The singular herein shall include the plural, or vice versa, wherever the context so requires.

     12.5 Waiver. No waiver of any term or provision of this Plan by the Company, any Subsidiary, the Board of Directors or Committee shall constitute a waiver of the same term or provision in any subsequent case.

     12.6 Governing Law. This Plan shall be governed by, construed and enforced in accordance with the internal laws of the State of Texas, without reference to principles of conflict of laws.

     12.7 Participant Rights. This Plan is intended to constitute an unfunded plan for incentive and deferred compensation of Eligible Directors, and the rights of Eligible Directors under the Plan shall be those of general creditors of the Company.